UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2012

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged

Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process—Equity Dividend and Premium Funds	6

Portfolio Management Discussions and Performance Summaries—Equity Dividend and Premium Funds	7

Investment Process—Global Structured Tax-Managed	19

Portfolio Management Discussions and Performance Summaries—Structured Tax-Managed Funds	20

Schedules of Investments	33

Financial Statements	54

Financial Highlights	58

Notes to the Financial Statements	66

Report of Independent Registered Public Accounting Firm	87

Other Information	88

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs Structured Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged

Equity Funds

Market Review

The U.S. and international equity markets generated positive returns during the 12 months ended December 31, 2012 (the “Reporting Period”).

U.S. Equity Markets

The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9%, and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market was the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the fiscal cliff drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts.

During the Reporting Period as a whole, the Russell 3000® Index, a measure of the broad equity markets, rose 16.37%, as compared to the S&P 500® Index, which returned 15.96% . All 10 sectors in the S&P 500 Index were up, with the financials (+28.98%)* and the consumer

*All	sector and country returns quoted herein are based on cumulative total returns within the applicable index rather than the average annual total returns quoted for the indices themselves.

MARKET REVIEW

discretionary (+23.86%) sectors gaining the most ground. The financials sector was the largest contributor (measured by weight times total return) to S&P 500® Index returns.

The Russell 1000 Value® Index was up 17.46% during the Reporting Period, outperforming the Russell 1000® Growth Index, which was up 15.21% . The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe, while the Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. Growth stocks underperformed value stocks largely because of the weak performance of growth-oriented information technology stocks. Large-cap stocks, as represented by the Russell 1000® Index, returned 16.37% during the Reporting Period, underperforming small-cap stocks, with the Russell 2000® Index, a measure of small-cap stocks, returning 16.30%. Large-cap stocks in the materials sector generally underperformed their small-cap peers.

International Equity Markets

Europe’s ongoing sovereign debt issues, the state of the global economy and strong central bank actions heavily influenced international equity markets during the Reporting Period. Strong performance in the first quarter of 2012 reflected optimism on the U.S. economic recovery and on Europe’s prospects for resolving the sovereign debt crisis. In addition, several major central banks continued policies or took new actions to ease monetary policy early in the year. The Fed committed to low interest rates until at least late 2014; the ECB provided liquidity through the longer-term refinancing operation (“LTRO”), which offset widespread downgrades of sovereign debt by Standard & Poor’s; and the Bank of Japan surprised markets with monetary policy easing in the form of increased asset purchases.

In the second quarter of 2012, however, equity markets erased earlier gains in reaction to worrisome headlines in Europe and weaker than expected economic data out of the U.S., China and several faster growing regions. Spain’s banking system required a bailout; a Greek exit from the European Monetary Union (“EMU”) looked possible again; and Spanish and Italian bond yields hovered near unsustainable levels. In Japan, despite further easing from the Bank of Japan, the yen rose and pressured Japanese equities.

After steep declines in May, international equities began a seven-month rally into the end of 2012, spurred by strong central bank actions. European equity markets cheered ECB president Mario Draghi’s commitment to the euro and the ECB’s pledge to buy unlimited amounts of short-term government bonds. Still, manufacturing and services data released during the third calendar quarter suggested Europe still faced economic challenges. Despite the Bank of Japan’s extension and increase of its asset purchase program, Japanese equities significantly underperformed the MSCI EAFE Index during the third quarter of 2012 following disappointing GDP growth for the previous quarter and an increase in its trade deficit. An escalating territory dispute with China and domestic political uncertainty further unsettled the Japanese equity market. Adding to the global monetary easing, the U.S. Fed introduced in September a third round of quantitative easing, this time not date-specific but rather tied to U.S. unemployment and inflation data. The Fed also stated it would maintain the targeted federal funds rate near zero until at least mid-2015.

After a strong third quarter, equity markets paused in October ahead of a tight U.S. presidential election race and a pending leadership change in China. Both events took place in November and offered few surprises or changes but relieved the uncertainty that dominated investor sentiment. A number of positive developments around the world also boosted investor sentiment and sparked a rally into the end of 2012. Approval for Spain’s plan to restructure its

MARKET REVIEW

banks and an agreement among finance ministers to reschedule some of Greece’s debt and release aid to the country lifted European equity markets late in the year. The Japanese equity market rose sharply into the end of the year on hopes the newly elected prime minister there would focus on weakening the yen and establishing an inflation target. Indeed, the yen weakened notably against the U.S. dollar late in the year, which drove strong returns in the local Japanese equity market, as the depreciation of the yen was perceived as good for Japan’s export-oriented economy. However, a rising yen reduces equity returns expressed in U.S. dollars. Lastly, improving economic data from China and the U.S. late in the year improved sentiment on the global economy and lifted equity markets broadly.

For the Reporting Period as a whole, the MSCI EAFE Index gained 17.27% (USD, net) during the Reporting Period. Twenty-one of the 22 countries in the MSCI EAFE Index were up, with Belgium (+40.51%)* and Denmark (+31.27%) delivering the greatest absolute returns. In terms of its weighting in the MSCI EAFE Index, the U.K. (+15.68%) was the largest contributor.

Nine of the 10 sectors in the MSCI EAFE Index recorded positive returns for the Reporting Period, with financials (+33.62%)* and consumer discretionary (+23.82%) gaining the most ground. The top-weighted financials sector was also the largest contributor (measured by weight times total return).

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance potentially likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

*All	sector and country returns quoted herein are based on cumulative total returns within the applicable index rather than the average annual total returns quoted for the indices themselves.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs

U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend

and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

Goldman Sachs U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend and Premium

Funds’ Investment Process

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[2]

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

[2]	A sunset provision provides that the 15% long-term capital gain rate will increase to 20%, and the taxation of dividends at the long-term capital gain rate will end after 2012.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 10.30%, 9.57%, 10.74% and 10.60%, respectively. These returns compare to the 15.96% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same period. The Barclays U.S. Aggregate Bond Index returned 4.21%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from the Fund’s relative performance. The Fund was hampered by stock selection in the information technology, financials, telecommunication services, industrials, energy, health care, utilities, materials and consumer staples sectors. Stock picks in the consumer discretionary sector enhanced relative returns.

The sale of call options on the S&P 500 Index also detracted from the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value.

Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period when the S&P 500 Index appreciated, and thus the Fund’s call writing detracted from performance.

In general, we targeted 4% in annual premiums. We wrote call options covering about 40% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 21% compared to the realized volatility of the S&P 500 Index of 23%. During the Reporting Period, realized daily volatility of the Fund has been about 11% compared to the realized volatility of the S&P 500 Index of 13%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.40% compared to 2.32% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500 Index, the Fund’s returns were hurt by overweighted positions in Pitney Bowes, a provider of postage meters and mailing services; Windstream, a supplier of advanced network communications; and R.R. Donnelly and Sons, a printing company.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from underweighted positions in Cincinnati Financial, a provider of property, casualty and life insurance; Southern Copper, a copper mining company; and Limited Brands, a fashion retailer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012– December 31, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	10.30%	15.96%	4.21%
Class C	9.57	15.96	4.21
Institutional	10.74	15.96	4.21
Class IR	10.60	15.96	4.21

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/12	One Year	Five Years	Since Inception	Inception Date
Class A	4.22%	1.06%	3.29%	8/31/05
Class C	8.50	1.43	3.31	8/31/05
Institutional	10.74	2.60	4.50	8/31/05
Class IR	10.60	N/A	14.26	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.26%
Class C	2.00	2.01
Institutional	0.85	0.86
Class IR	1.00	1.01

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/12[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	4.22%	1.06%	3.29%
Returns after taxes on distributions**	2.40	0.38	2.50
Returns after taxes on distributions*** and sale of Fund shares	3.59	0.72	2.67

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/12[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.5%	Technology Hardware & Equipment
Exxon Mobil Corp.	2.6	Energy
General Electric Co.	2.6	Capital Goods
Chevron Corp.	2.5	Energy
JPMorgan Chase & Co.	2.4	Diversified Financials
Microsoft Corp.	2.2	Software & Services
Merck & Co., Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	1.8	Pharmaceuticals, Biotechnology & Life Sciences
The Procter & Gamble Co.	1.7	Household & Personal Products
The Walt Disney Co.	1.5	Media

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2012

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	10.30%	2.21%	4.09%
Including sales charges	4.22%	1.06%	3.29%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	9.57%	1.43%	3.31%
Including contingent deferred sales charges	8.50%	1.43%	3.31%

Institutional (Commenced August 31, 2005)	10.74%	2.60%	4.50%

Class IR (Commenced August 31, 2010)	10.60%	N/A	14.26%

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 14.48%, 13.71%, 14.93% and 14.56%, respectively. These returns compare to the 17.27% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net unhedged, with dividends reinvested). The Barclays Global Aggregate Bond Index returned 4.31%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from the Fund’s relative performance. Our stock picks in the financials, consumer discretionary, consumer staples, telecommunication services, industrials and health care sectors dampened returns versus the MSCI EAFE Index. Stock selection in the materials, utilities, information technology and energy sectors contributed positively.

The sale of call options also detracted from the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index, as call options are exercised and we pay the purchaser the increase in value.

This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

In general, we targeted 4% in annual premiums. We wrote call options covering about 40% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 23% compared to the realized volatility of the MSCI
EAFE Index of 24%. During the Reporting Period, realized daily volatility of the Fund has been about 14% compared to the realized volatility of the MSCI EAFE Index of 16%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.79% compared to 3.65% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hampered by overweighted positions relative to the MSCI EAFE Index in U.K. energy company BP; French oil company Total; and Italian television company Mediaset.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions in Westpac Banking, an Australian bank, and in Electrolux, a premium appliance maker. An underweight in natural gas company BG Group also added to relative returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash

PORTFOLIO RESULTS

holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012– December 31, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	14.48%	17.27%	4.31%
Class C	13.71	17.27	4.31
Institutional	14.93	17.27	4.31
Class IR	14.56	17.27	4.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/12	One Year	Since Inception	Inception Date
Class A	8.27%	-3.44%	1/31/08
Class C	12.68	-3.29	1/31/08
Institutional	14.93	-2.19	1/31/08
Class IR	14.56	6.98	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.38%
Class C	2.05	2.13
Institutional	0.90	0.98
Class IR	1.05	1.13

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/12[6]
Class A Shares	One Year	Since Inception (1/31/08)
Returns before taxes*	8.27%	-3.44%
Returns after taxes on distributions**	7.04	-3.95
Returns after taxes on distributions*** and sale of Fund shares	5.33	-2.87

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/12[7]
Company	% of Net Assets	Line of Business
Novartis AG (Registered)	3.4%	Pharmaceuticals, Biotechnology & Life Sciences
National Australia Bank Ltd.	3.0	Banks
BP PLC	2.9	Energy
Total SA	2.5	Energy
Banco Santander SA	2.2	Banks
BASF SE	2.2	Materials
Zurich Insurance Group AG	2.1	Insurance
Rio Tinto PLC	1.9	Materials
Ricoh Co. Ltd.	1.9	Technology Hardware & Equipment
Nestle SA (Registered)	1.8	Food, Beverage & Tobacco

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2012

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmarks, the MSCI EAFE Index (net of withholding taxes, unhedged) and the Barclays Global Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	14.48%	-2.33%
Including sales charges	8.27%	-3.44%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	13.71%	-3.29%
Including contingent deferred sales charges	12.68%	-3.29%

Institutional (Commenced January 31, 2008)	14.93%	-2.19%

Class IR (Commenced August 31, 2010)	14.56%	6.98%

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive	■ Extensive
■ Rigorous	■ Fundamental
■ Objective	■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■ Benchmark driven
■ Sector and size neutral
■ Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor. Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■ A fully invested, style-consistent portfolio
■ Broad access to the total U.S. and international equity markets
■ A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 15.69%, 14.95%, 14.89%, 16.12%, 15.56% and 16.01%, respectively. These returns compare to the 16.37% average annual total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our quantitative model and four of its six investment themes added to relative returns, but the Fund underperformed the Index, largely because of its industry exposures. Security selection contributed positively to the Fund’s relative performance during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes — Valuation, Momentum, Sentiment and Profitability — enhanced the Fund’s relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Profitability assesses whether a company is earning more than its cost of capital.

Management detracted from relative performance during the Reporting Period. Our Management theme assesses the characteristics, policies and strategic decisions of company management. Quality had a relatively neutral impact on Fund returns. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, despite the positive results from our investment themes as a whole, the contribution overall of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt by its overweighted positions relative to the Index in certain industries, such as computers and peripherals and specialty retail, which experienced significant declines during the Reporting Period.

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection added to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Our stock picking in the energy, health care and materials sectors contributed positively to the Fund’s relative results during the Reporting Period. The Fund benefited from overweighted positions in oil refiner Marathon Petroleum, biopharmaceutical company Gilead Sciences and real estate and mortgage portfolio management provider Altisource Portfolio Solutions.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the consumer staples, information technology and consumer discretionary sectors detracted from relative performance. The Fund was hampered by overweighted positions in mattress and pillow manufacturer Tempur-Pedic International, tobacco company Lorillard and health insurance provider Humana.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the first quarter of 2012, we implemented an enhancement to our U.S. stock selection process with the introduction of a short-term model. Within our U.S. stock selection process, our long-term alpha model forecasts returns using three- to 12-month horizons through which we create our long-term investment decisions. The addition of the new short-term model allows us to determine entry and exit points for trade execution. We believe this enhancement will further add value to our process.

During the second quarter, we implemented an enhancement to our global stock selection process, incorporating several measures to the signals within our Valuation theme. These include cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signal and structural valuation signals. These signal weights are customized based on the stock’s industry, sector and geographic location. We believe these additional signals will help us more effectively capture the intrinsic value of a company, thereby adding further value to our process. We made no enhancements to our proprietary quantitative model during the third quarter.

During the fourth quarter of 2012, we implemented an enhancement to our stock selection process across several geographic regions, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. We believe these measures enhance the signals within our Quality theme by capturing how much of a company’s investment quality can be attributed to management decisions as well as firm economics.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, the Fund was modestly overweight relative to the Index in the health care, energy and information technology sectors at the end of the Reporting Period. Compared to the Index, it was underweight the industrials, consumer staples, consumer discretionary and telecommunication services sectors. The Fund was relatively neutrally weighted compared to the Index in the utilities, materials and financials sectors at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012 –December 31, 2012	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	15.69%	16.37%
Class B	14.95	16.37
Class C	14.89	16.37
Institutional	16.12	16.37
Service	15.56	16.37
Class IR	16.01	16.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index (with dividends reinvested) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.33%	-0.36%	6.27%	1.14%	4/3/00
Class B	9.96	-0.38	6.21	1.10	4/3/00
Class C	13.89	0.04	6.07	0.83	4/3/00
Institutional	16.12	1.21	7.31	2.00	4/3/00
Service	15.56	0.68	6.78	1.49	4/3/00
Class IR	16.01	N/A	N/A	17.74	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.09%	1.24%
Class B	1.84	1.99
Class C	1.84	1.99
Institutional	0.69	0.84
Service	1.19	1.34
Class IR	0.84	0.99

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/12[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	9.33%	-0.36%	6.27%	1.14%
Returns after taxes on distributions**	8.92	-0.55	6.15	1.04
Returns after taxes on distributions*** and sale of Fund shares	6.06	-0.37	5.49	0.95

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/12[6]
Holding	% of net assets	line of Business
Exxon Mobil Corp.	3.30%	Energy
Apple, Inc.	3.2	Technology Hardware & Equipment
JPMorgan Chase & Co.	2.7	Diversified Financials
Johnson & Johnson	2.4	Pharmaceuticals, Biotechnology & Life Sciences
Pfizer, Inc.	2.4	Pharmaceuticals, Biotechnology & Life Sciences
Marathon Petroleum Corp.	1.8	Energy
LyondellBasell Industries NV Class A	1.8	Materials
Berkshire Hathaway, Inc. Class B	1.6	Insurance
Mastercard, Inc. Class A	1.6	Software & Services
Occidental Petroleum Corp.	1.6	Energy

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2012

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.2% of the Fund’s net assets as of December 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	15.69%	0.77%	6.87%	1.59%
Including sales charges	9.33%	-0.36%	6.27%	1.14%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	14.95%	0.03%	6.21%	1.10%
Including contingent deferred sales charges	9.96%	-0.38%	6.21%	1.10%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	14.89%	0.04%	6.07%	0.83%
Including contingent deferred sales charges	13.89%	0.04%	6.07%	0.83%

Institutional (Commenced April 3, 2000)	16.12%	1.21%	7.31%	2.00%

Service Class (Commenced April 3, 2000)	15.56%	0.68%	6.78%	1.49%

Class IR (Commenced August 31, 2010)	16.01%	N/A	N/A	17.74%

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, 17.25%, 16.20%, 17.71% and 17.68%, respectively. These returns compare to the 17.27% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our quantitative model and five of its six investment themes added to relative returns, but the Fund underperformed the Index on certain share classes, largely because of its industry exposures. Security selection enhanced the Fund’s relative performance during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes — Momentum, Sentiment, Valuation, Profitability and Quality — enhanced the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether a company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

The Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from the Fund’s relative returns during the Reporting Period.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, despite the positive results from our investment themes, the contribution overall of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt by its underweighted positions relative to the Index in certain industries, such as British commercial banks and British media, which posted gains during the Reporting Period.

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, security selection contributed positively to relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock picks in the industrials, consumer discretionary and health care sectors enhanced relative returns. The Fund benefited from overweighted positions in Commonwealth Bank of Australia; Swiss health care company Roche Holding; and French global bank BNP Paribas.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Investments in the consumer staples, materials and energy sectors detracted from relative performance. The Fund was hampered by overweighted positions in Eurasian Natural Resources, a U.K. diversified natural resources company, and in Repsol YPF, a Spanish oil and gas exploration company. An overweighted position in British multinational communications company Vodafone was also a drag on relative returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the first quarter of 2012, we implemented an enhancement to our U.S. stock selection process with the introduction of a short-term model. Within our U.S. stock selection process, our long-term alpha model forecasts returns using three- to 12-month horizons through which we create our long-term investment decisions. The addition of the new short-term model allows us to determine entry and exit points for trade execution. We believe this enhancement will further add value to our process.

During the second quarter, we implemented an enhancement to our global stock selection process, incorporating several measures to the signals within our Valuation theme. These include cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signal and structural valuation signals. These signal weights are customized based on the stock’s industry, sector and geographic location. We believe these additional signals will help us more effectively capture the intrinsic value of a company, thereby adding further value to our process. We made no enhancements to our proprietary quantitative model during the third quarter.

During the fourth quarter, we implemented an enhancement to our stock selection process across several geographic regions, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. We believe these measures enhance the signals within our Quality theme by capturing how much of a company’s investment quality can be attributed to management decisions as well as firm economics.

In addition, we extended our Momentum theme in Continental Europe, the U.K. and Japan using enhanced cross-company linkages. In Continental Europe and the U.K., we link economically related companies, which may or may not belong to the same industry. In Japan, we leverage its unique corporate infrastructure (“kieretsu”), where cross share holding is common, to create a cross company linkage signal. (A kieretsu is a set of companies with interlocking business relationships and shareholdings.) We believe these signals help identify Momentum trends earlier in their history.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the consumer discretionary, energy, financials and industrials sectors. It was underweight consumer staples, health care, utilities, materials, information technology and telecommunication services compared to the Index.

PORTFOLIO RESULTS

At the end of the Reporting Period, the Fund was overweight relative to the Index in Norway, France, Spain and Finland. Compared to the Index, it was underweight Switzerland, Sweden, Germany, Belgium, the Netherlands and Ireland. The Fund was relatively neutrally weighted compared to the Index in Australia, Austria, Denmark, Greece, Hong Kong, Israel, Italy, Japan, New Zealand, Portugal, Singapore and the U.K. at the end of the Reporting Period.

FUND BASICS

Structured International Tax-Managed Equity Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012-December 31, 2012	Fund Total Return (Based on NAV)[1]	MSCI EAFE Index (net unhedged)[2]
Class A	17.25%	17.27%
Class C	16.20	17.27
Institutional	17.71	17.27
Class IR	17.68	17.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Since Inception	Inception Date
Class A	10.77%	-4.23%	1/31/08
Class C	15.18	-3.85	1/31/08
Institutional	17.71	-2.74	1/31/08
Class IR	17.68	8.46	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.57%
Class C	2.01	2.32
Institutional	0.86	1.17
Class IR	1.01	1.32

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/12[5]
Class A Shares	One Year	Since Inception (1/31/08)
Returns before taxes*	10.77%	-4.23%
Returns after taxes on distributions**	9.88	-4.58
Returns after taxes on distributions*** and sale of Fund shares	6.99	-3.6

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/12[6]
Holding	% of Total Net Assets	Line of Business
Swiss Re AG	2.3%	Insurance
Vodafone Group PLC	2.2	Telecommunication Services
GlaxoSmithKline PLC	2.0	Pharmaceuticals, Biotechnology & Life Sciences
HSBC Holdings PLC	1.7	Banks
BNP Paribas SA	1.7	Banks
SES SA	1.7	Media
Sanofi	1.5	Pharmaceuticals, Biotechnology & Life Sciences
British American Tobacco PLC	1.5	Food, Beverage & Tobacco
Vinci SA	1.5	Capital Goods
Banco Santander SA	1.4	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2012

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at December 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (net of withholding taxes, unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	17.25%	-3.13%
Including sales charges	10.77%	-4.23%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	16.20%	-3.85%
Including contingent deferred sales charges	15.18%	-3.85%

Institutional (Commenced January 31, 2008)	17.71%	-2.74%

Class IR (Commenced August 31, 2010)	17.68%	8.46%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value

Common Stocks – 99.7%
Automobiles & Components – 1.0%
32,800	Autoliv, Inc.	$2,210,392
286,000	Ford Motor Co.	3,703,700
155,500	Johnson Controls, Inc.	4,773,850

		10,687,942

Banks – 3.3%
35,901	Bank of Hawaii Corp.	1,581,405
488,100	New York Community Bancorp, Inc.	6,394,110
314,100	U.S. Bancorp	10,032,354
501,100	Valley National Bancorp	4,660,230
402,000	Wells Fargo & Co.(a)	13,740,360

		36,408,459

Capital Goods – 7.3%
21,400	Armstrong World Industries, Inc.	1,085,622
68,700	Caterpillar, Inc.	6,154,146
60,500	Deere & Co.	5,228,410
132,500	Eaton Corp. PLC	7,181,500
156,000	Emerson Electric Co.	8,261,760
50,800	Exelis, Inc.	572,516
7,700	GATX Corp.	333,410
1,379,150	General Electric Co.(a)(b)	28,948,359
76,600	Honeywell International, Inc.	4,861,802
6,000	Hubbell, Inc. Class B	507,780
69,000	Illinois Tool Works, Inc.	4,195,890
67,400	The Boeing Co.	5,079,264
7,600	Timken Co.	363,508
7,800	TransDigm Group, Inc.	1,063,608
87,300	United Technologies Corp.	7,159,473

		80,997,048

Commercial & Professional Services – 0.9%
16,000	Manpower, Inc.	679,040
589,900	Pitney Bowes, Inc.	6,276,536
326,600	R.R. Donnelley & Sons Co.	2,939,400

		9,894,976

Consumer Durables & Apparel – 1.0%
12,000	Garmin Ltd.	489,840
217,300	Leggett & Platt, Inc.	5,914,906
8,200	Lululemon Athletica, Inc.*	625,086
5,600	Michael Kors Holdings Ltd.*	285,768
21,100	Polaris Industries, Inc.	1,775,565
5,200	PVH Corp.	577,252
8,100	Toll Brothers, Inc.*	261,873
7,300	Under Armour, Inc. Class A*	354,269
7,500	VF Corp.	1,132,275

		11,416,834

Consumer Services – 3.6%
111,800	Carnival Corp.	4,110,886
158,700	McDonald’s Corp.	13,998,927
63,900	Starbucks Corp.	3,426,318

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
127,300	Starwood Hotels & Resorts Worldwide, Inc.	$7,301,928
100,000	Wynn Resorts Ltd.	11,249,000

		40,087,059

Diversified Financials – 6.0%
892,781	Bank of America Corp.	10,356,259
34,900	BlackRock, Inc.	7,214,179
227,430	Citigroup, Inc.	8,997,131
56,800	CME Group, Inc.	2,880,328
215,000	Federated Investors, Inc. Class B	4,349,450
608,900	JPMorgan Chase & Co.(a)	26,773,333
39,100	T. Rowe Price Group, Inc.	2,546,583
116,700	The Bank of New York Mellon Corp.	2,999,190
16,800	Waddell & Reed Financial, Inc. Class A	584,976

		66,701,429

Energy – 11.6%
258,000	Chevron Corp.(a)(b)	27,900,120
255,600	ConocoPhillips	14,822,244
337,300	Exxon Mobil Corp.	29,193,315
207,500	Halliburton Co.	7,198,175
128,700	Kinder Morgan, Inc.	4,546,971
18,700	Marathon Oil Corp.	573,342
158,900	Murphy Oil Corp.	9,462,495
162,600	Occidental Petroleum Corp.	12,456,786
25,200	RPC, Inc.	308,448
175,600	Schlumberger Ltd.	12,167,324
63,400	Spectra Energy Corp.	1,735,892
14,100	Teekay Corp.	452,610
219,900	The Williams Companies, Inc.	7,199,526

		128,017,248

Food & Staples Retailing – 2.0%
101,400	Costco Wholesale Corp.	10,015,278
181,500	CVS Caremark Corp.	8,775,525
92,600	Walgreen Co.	3,427,126

		22,217,929

Food, Beverage & Tobacco – 4.5%
18,900	Bunge Ltd.	1,373,841
27,500	Hillshire Brands Co.	773,850
227,100	Kellogg Co.	12,683,535
234,800	Mondelez International, Inc. Class A	5,980,356
120,300	Philip Morris International, Inc.	10,061,892
311,100	Reynolds American, Inc.	12,888,873
166,200	The Coca-Cola Co.(a)	6,024,750

		49,787,097

Health Care Equipment & Services – 4.0%
213,500	Abbott Laboratories(a)	13,984,250
95,000	Baxter International, Inc.	6,332,700
13,400	Catamaran Corp.*	631,274
82,600	Express Scripts Holding Co.*	4,460,400
104,900	HCA Holdings, Inc.	3,164,833

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
234,500	Medtronic, Inc.	$9,619,190
7,900	Omnicare, Inc.	285,190
6,500	Teleflex, Inc.	463,515
92,300	UnitedHealth Group, Inc.	5,006,352
5,400	Universal Health Services, Inc. Class B	261,090

		44,208,794

Household & Personal Products – 3.5%
255,100	Avon Products, Inc.	3,663,236
29,800	Church & Dwight Co., Inc.	1,596,386
176,500	Kimberly-Clark Corp.	14,901,895
8,900	Nu Skin Enterprises, Inc. Class A	329,745
273,400	The Procter & Gamble Co.(a)	18,561,126

		39,052,388

Insurance – 4.2%
103,800	Aflac, Inc.	5,513,856
84,000	American International Group, Inc.*	2,965,200
67,100	Mercury General Corp.	2,663,199
141,200	MetLife, Inc.	4,651,128
685,700	Old Republic International Corp.	7,302,705
174,000	Prudential Financial, Inc.	9,279,420
59,200	StanCorp Financial Group, Inc.	2,170,864
568,500	The Progressive Corp.	11,995,350

		46,541,722

Materials – 3.9%
7,300	Allied Nevada Gold Corp.*	219,949
172,000	E.I. du Pont de Nemours & Co.	7,734,840
251,800	Freeport-McMoRan Copper & Gold, Inc.	8,611,560
21,100	Kronos Worldwide, Inc.	411,450
11,400	Monsanto Co.	1,079,010
5,200	Rockwood Holdings, Inc.	257,192
22,000	Royal Gold, Inc.	1,788,820
24,000	RPM International, Inc.	704,640
4,200	Sonoco Products Co.	124,866
306,757	Southern Copper Corp.	11,613,820
326,300	The Dow Chemical Co.	10,546,016

		43,092,163

Media – 2.8%
190,900	Comcast Corp. Class A	7,135,842
32,600	DISH Network Corp. Class A	1,186,640
340,200	The Walt Disney Co.	16,938,558
179,900	Thomson Reuters Corp.	5,227,894

		30,488,934

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
128,800	Agilent Technologies, Inc.	5,273,072
84,700	Amgen, Inc.	7,311,304
53,700	Ariad Pharmaceuticals, Inc.*	1,029,966
241,100	Bristol-Myers Squibb Co.	7,857,449
185,900	Eli Lilly & Co.	9,168,588

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
77,100	Gilead Sciences, Inc.*	$5,662,995
277,600	Johnson & Johnson	19,459,760
513,750	Merck & Co., Inc.	21,032,925
6,600	Onyx Pharmaceuticals, Inc.*	498,498
203,800	Pfizer, Inc.	5,111,304
3,700	Regeneron Pharmaceuticals, Inc.*	632,959

		83,038,820

Real Estate – 2.1%
18,101	CBL & Associates Properties, Inc. (REIT)	383,922
18,700	DDR Corp. (REIT)	292,842
4,400	Digital Realty Trust, Inc. (REIT)	298,716
38,800	Duke Realty Corp. (REIT)	538,156
2,200	Essex Property Trust, Inc. (REIT)	322,630
212,001	Host Hotels & Resorts, Inc. (REIT)	3,322,056
12,700	Senior Housing Properties Trust (REIT)	300,228
71,200	Simon Property Group, Inc. (REIT)	11,256,008
7,101	SL Green Realty Corp. (REIT)	544,273
60,500	UDR, Inc. (REIT)	1,438,690
8,200	Weingarten Realty Investors (REIT)	219,514
149,000	Weyerhaeuser Co. (REIT)	4,145,180

		23,062,215

Retailing – 3.4%
32,200	Amazon.com, Inc.*	8,086,708
41,100	Foot Locker, Inc.	1,320,132
16,800	Guess?, Inc.	412,272
221,200	Limited Brands, Inc.	10,409,672
127,100	Macy’s, Inc.	4,959,442
5,600	Priceline.com, Inc.*	3,478,720
139,000	The Home Depot, Inc.	8,597,150

		37,264,096

Semiconductors & Semiconductor Equipment – 2.8%
65,400	Analog Devices, Inc.	2,750,724
287,700	Applied Materials, Inc.	3,291,288
785,400	Intel Corp.	16,202,802
126,900	Linear Technology Corp.	4,352,670
132,800	Microchip Technology, Inc.	4,327,952

		30,925,436

Software & Services – 7.9%
62,400	Accenture PLC Class A	4,149,600
115,200	CA, Inc.	2,532,096
84,100	eBay, Inc.*	4,290,782
23,600	Google, Inc. Class A*	16,741,132
4,500	IAC/InterActiveCorp	212,850
56,600	International Business Machines Corp.	10,841,730
26,100	Lender Processing Services, Inc.	642,582
7,500	Mastercard, Inc. Class A	3,684,600
920,250	Microsoft Corp.(a)	24,598,283
10,100	NetSuite, Inc.*	679,730
304,000	Oracle Corp.	10,129,280
11,600	Rackspace Hosting, Inc.*	861,532

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
11,400	SolarWinds, Inc.*	$597,930
49,900	TIBCO Software, Inc.*	1,098,299
30,200	Visa, Inc. Class A	4,577,716
11,500	VMware, Inc. Class A*	1,082,610

		86,720,752

Technology Hardware & Equipment – 7.9%
20,000	Acme Packet, Inc.*	442,400
93,500	Apple, Inc.	49,838,305
576,400	Cisco Systems, Inc.	11,326,260
29,400	Diebold, Inc.	899,934
409,200	Hewlett-Packard Co.	5,831,100
39,300	Lexmark International, Inc. Class A	911,367
193,500	Molex, Inc. Class A	4,318,920
6,500	National Instruments Corp.	167,765
212,400	QUALCOMM, Inc.	13,173,048
14,500	Riverbed Technology, Inc.*	285,940

		87,195,039

Telecommunication Services – 2.9%
459,628	AT&T, Inc.(a)	15,494,060
1,153,801	Frontier Communications Corp.	4,938,268
102,700	Verizon Communications, Inc.	4,443,829
891,500	Windstream Corp.	7,381,620

		32,257,777

Transportation – 1.1%
10,500	Con-way, Inc.	292,110
12,700	Copa Holdings SA Class A	1,263,015
157,300	CSX Corp.	3,103,529
5,300	J.B. Hunt Transport Services, Inc.	316,463
5,500	Kansas City Southern	459,140
82,900	United Parcel Service, Inc. Class B	6,112,217

		11,546,474

Shares	Description	Value

Common Stocks – (continued)
Utilities – 4.5%
170,700	Ameren Corp.	$5,243,904
221,200	Dominion Resources, Inc.	11,458,160
113,800	Duke Energy Corp.	7,260,440
198,900	Exelon Corp.	5,915,286
15,900	National Fuel Gas Co.	805,971
324,300	PPL Corp.	9,284,709
208,900	Public Service Enterprise Group, Inc.	6,392,340
79,500	The Southern Co.	3,403,395
10,300	Westar Energy, Inc.	294,786

		50,058,991

TOTAL INVESTMENTS – 99.7%
(Cost $1,125,165,075)		$1,101,669,622

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		3,803,624

NET ASSETS – 100.0%		$1,105,473,246

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	(54)	March 2013	$(3,834,270)	$20,156

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2012, the Fund had the following written options:

Call Options	Exercise Rate	Number of Contracts	Expiration Month	Value
S&P 500 Index	$1,450	3,101	March 2013	$(8,527,750)
(Premiums Received $8,772,729)

For the year ended December 31, 2012, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2011	1,837	$7,640,083
Contracts written	12,044	42,167,130
Contracts expired	(6,258)	(21,507,906)
Contracts bought to close	(4,522)	(19,526,578)
Contracts Outstanding December 31, 2012	3,101	$8,772,729

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value

Common Stocks – 99.5%
Australia – 9.0%
24,999	AGL Energy Ltd. (Utilities)	$401,886
20,022	ALS Ltd. (Commercial & Professional Services)	228,398
1,462,824	Alumina Ltd. (Materials)	1,403,929
90,867	Australia & New Zealand Banking Group Ltd. (Banks)	2,393,119
144,859	BHP Billiton Ltd. (Materials)	5,655,359
48,271	Boral Ltd. (Materials)	221,489
1,355,201	Dexus Property Group (REIT)	1,439,367
316,974	GPT Group (REIT)	1,220,092
37,075	Iluka Resources Ltd. (Materials)	358,292
425,706	Metcash Ltd. (Food & Staples Retailing)	1,475,809
435,117	National Australia Bank Ltd. (Banks)	11,444,923
25,641	Orica Ltd. (Materials)	674,516
26,225	Origin Energy Ltd. (Energy)	322,376
8,550	Shopping Centres Australasia Property Group (REIT)*	13,318
88,403	Sonic Healthcare Ltd. (Health Care Equipment & Services)	1,233,985
263,866	Tabcorp Holdings Ltd. (Consumer Services)	842,792
186,729	Telstra Corp. Ltd. (Telecommunication Services)	850,874
287,977	Toll Holdings Ltd. (Transportation)	1,380,253
47,604	Woodside Petroleum Ltd. (Energy)	1,696,370
42,754	Woolworths Ltd. (Food & Staples Retailing)	1,311,622

		34,568,769

Austria – 0.2%
21,122	Voestalpine AG (Materials)	776,092

Belgium – 1.0%
24,730	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	2,153,601
49,812	Belgacom SA (Telecommunication Services)	1,465,048
7,851	Delhaize Group SA (Food & Staples Retailing)	316,229

		3,934,878

China – 0.3%
47,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	23,054
1,635,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	1,309,930

		1,332,984

Denmark – 1.1%
8,184	Carlsberg A/S Class B (Food, Beverage & Tobacco)	806,259
24,830	Coloplast A/S Class B (Health Care Equipment & Services)	1,217,667
287,571	TDC A/S (Telecommunication Services)	2,037,476

		4,061,402

Common Stocks – (continued)
Finland – 0.9%
26,427	Metso Oyj (Capital Goods)	$1,128,215
632,069	Nokia Oyj (Technology Hardware & Equipment)	2,497,752

		3,625,967

France – 8.9%
28,713	Alstom SA (Capital Goods)	1,156,672
66,472	Bouygues SA (Capital Goods)	1,978,017
27,879	Cap Gemini SA (Software & Services)	1,219,079
87,006	Carrefour SA (Food & Staples Retailing)	2,240,172
36,048	Compagnie de Saint-Gobain SA (Capital Goods)	1,548,039
15,381	Danone SA (Food, Beverage & Tobacco)	1,016,518
217,745	France Telecom SA (Telecommunication Services)(a)	2,415,622
9,123	Klepierre (REIT)	364,639
13,574	Lagardere SCA (Media)	456,573
4,499	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	830,323
283,458	Natixis (Banks)	968,890
37,631	Peugeot SA (Automobiles & Components)*	274,612
47,761	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,529,168
23,946	Schneider Electric SA (Capital Goods)	1,753,822
12,440	Societe Generale SA (Banks)*	472,999
185,622	Total SA (Energy)(a)	9,658,448
3,280	Unibail-Rodamco SE (REIT)	795,410
113,132	Vivendi SA (Telecommunication Services)(a)	2,558,586

		34,237,589

Germany – 8.4%
10,247	Axel Springer AG (Media)	438,673
91,148	BASF SE (Materials)	8,618,944
8,031	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	765,850
51,282	Celesio AG (Health Care Equipment & Services)	888,252
121,194	Daimler AG (Registered) (Automobiles & Components)	6,672,400
24,640	Deutsche Boerse AG (Diversified Financials)	1,510,973
38,756	E.ON SE (Utilities)	726,908
18,868	Hugo Boss AG (Consumer Durables & Apparel)	2,005,201
6,232	K+S AG (Registered) (Materials)	289,437
12,077	Metro AG (Food & Staples Retailing)	335,515
122,773	RWE AG (Utilities)	5,092,311
9,118	SAP AG (Software & Services)	733,202
27,081	Siemens AG (Registered) (Capital Goods)	2,961,322

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
8,629	Suedzucker AG (Food, Beverage & Tobacco)	$354,195
13,777	Wacker Chemie AG (Materials)	906,193

		32,299,376

Hong Kong – 3.2%
90,400	AIA Group Ltd. (Insurance)	358,557
955,500	BOC Hong Kong Holdings Ltd. (Banks)	3,005,795
119,000	Cathay Pacific Airways Ltd. (Transportation)	221,030
51,000	Cheung Kong Holdings Ltd. (Real Estate)	793,530
4,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	24,708
103,500	CLP Holdings Ltd. (Utilities)	869,590
67,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	268,655
27,000	Hang Lung Group Ltd. (Real Estate)	155,332
76,000	Hang Lung Properties Ltd. (Real Estate)	305,856
34,000	Henderson Land Development Co. Ltd. (Real Estate)	243,413
54,400	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	941,456
186,000	Hutchison Port Holdings Trust Class U (Transportation)	148,869
75,000	Hutchison Whampoa Ltd. (Capital Goods)	794,771
15,000	Kerry Properties Ltd. (Real Estate)	78,803
252,000	Li & Fung Ltd. (Retailing)	454,730
29,500	Lifestyle International Holdings Ltd. (Retailing)	72,973
11,200	MGM China Holdings Ltd. (Consumer Services)	20,628
65,514	NWS Holdings Ltd. (Capital Goods)	111,350
23,500	Orient Overseas International Ltd. (Transportation)	155,139
69,500	Power Assets Holdings Ltd. (Utilities)	596,280
97,200	Sands China Ltd. (Consumer Services)	434,549
123,261	Sino Land Co. Ltd. (Real Estate)	225,709
80,000	SJM Holdings Ltd. (Consumer Services)	188,805
59,316	Sun Hung Kai Properties Ltd. (Real Estate)	899,541
64,000	The Wharf Holdings Ltd. (Real Estate)	510,062
33,000	Wheelock & Co. Ltd. (Real Estate)	168,336
59,600	Wynn Macau Ltd. (Consumer Services)*	164,119

		12,212,586

Ireland – 0.2%
32,839	CRH PLC (Materials)	667,817

Common Stocks – (continued)
Israel – 0.5%
72,106	Bank Leumi Le-Israel BM (Banks)*	$245,436
178,535	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	206,799
48	Delek Group Ltd. (Energy)	11,295
19,685	Israel Chemicals Ltd. (Materials)	237,069
1,851	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	114,654
33,102	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,236,029

		2,051,282

Italy – 2.4%
153,083	Atlantia SpA (Transportation)	2,779,769
139,829	Enel SpA (Utilities)	581,616
79,711	Fiat SpA (Automobiles & Components)*	401,537
517,201	Finmeccanica SpA (Capital Goods)*(a)	2,993,149
971,500	Mediaset SpA (Media)	2,018,340
538,083	Telecom Italia SpA (Telecommunication Services)	428,255

		9,202,666

Japan – 20.1%
1,200	Alfresa Holdings Corp. (Health Care Equipment & Services)	46,905
105,000	Amada Co. Ltd. (Capital Goods)	683,241
38,000	Aozora Bank Ltd. (Banks)	116,839
189,000	Asahi Glass Co. Ltd. (Capital Goods)	1,380,001
7,800	Benesse Holdings, Inc. (Consumer Services)	324,608
101,300	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	889,133
18,200	Chubu Electric Power Co., Inc. (Utilities)	242,875
6,600	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	101,906
45,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	352,865
19,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	378,534
31,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	488,201
2,800	Daito Trust Construction Co. Ltd. (Real Estate)	264,628
40,000	Daiwa House Industry Co. Ltd. (Real Estate)	687,711
66,000	Daiwa Securities Group, Inc. (Diversified Financials)	368,217
10,800	Denso Corp. (Automobiles & Components)	376,102
4,900	East Japan Railway Co. (Transportation)	316,854
1,500	FANUC Corp. (Capital Goods)	279,074

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
300	Fast Retailing Co. Ltd. (Retailing)	$76,563
48,000	Fujitsu Ltd. (Technology Hardware & Equipment)	201,311
70,000	Furukawa Electric Co. Ltd. (Capital Goods)*	157,438
11,000	GS Yuasa Corp. (Capital Goods)	44,350
175,400	Honda Motor Co. Ltd. (Automobiles & Components)	6,495,875
80,700	ITOCHU Corp. (Capital Goods)	852,926
30,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	861,606
134,000	Kaneka Corp. (Materials)	677,993
24,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	65,269
49,700	Komatsu Ltd. (Capital Goods)	1,275,322
6,800	Kuraray Co. Ltd. (Materials)	89,142
43,400	Kyushu Electric Power Co., Inc. (Utilities)	494,813
14,600	Lawson, Inc. (Food & Staples Retailing)	990,393
28,400	Mitsubishi Corp. (Capital Goods)	546,784
34,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	164,466
95,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	515,138
128,300	Mitsui & Co. Ltd. (Capital Goods)	1,923,071
3,867,200	Mizuho Financial Group, Inc. (Banks)	7,090,456
23,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	463,002
3,200	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	188,773
39,000	NEC Corp. (Technology Hardware & Equipment)*	82,264
4,000	NGK Spark Plug Co. Ltd. (Automobiles & Components)	53,285
7,000	NHK Spring Co. Ltd. (Automobiles & Components)	57,680
12,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	68,328
742,000	Nippon Express Co. Ltd. (Transportation)	3,066,123
12,200	Nippon Paper Group, Inc. (Materials)	169,509
367,500	Nippon Steel Corp. (Materials)	904,849
19,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	825,218
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	866,210
257,700	Nissan Motor Co. Ltd. (Automobiles & Components)	2,445,284
9,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	112,627
13,600	Nissin Foods Holdings Co. Ltd. (Food, Beverage & Tobacco)	515,959
31,000	NKSJ Holdings, Inc. (Insurance)	664,921
72,900	Nomura Holdings, Inc. (Diversified Financials)	431,516

Common Stocks – (continued)
Japan – (continued)
102	Nomura Real Estate Office Fund, Inc. (REIT)	$587,572
21,200	Nomura Research Institute Ltd. (Software & Services)	441,611
551,000	NTN Corp. (Capital Goods)	1,493,410
1,772	NTT DoCoMo, Inc. (Telecommunication Services)	2,554,374
24,200	Oracle Corp. Japan (Software & Services)	1,008,118
672,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	7,132,905
9,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	304,015
37,000	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,468,159
136,500	Shiseido Co. Ltd. (Household & Personal Products)	1,926,759
1,800	Softbank Corp. (Telecommunication Services)	65,954
49,600	Stanley Electric Co. Ltd. (Automobiles & Components)	704,972
645,000	Sumitomo Chemical Co. Ltd. (Materials)	2,032,678
85,800	Sumitomo Corp. (Capital Goods)	1,100,797
36,600	Sumitomo Electric Industries Ltd. (Capital Goods)	423,053
70,000	Sumitomo Metal Mining Co. Ltd. (Materials)	988,112
42,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,555,430
31,700	T&D Holdings, Inc. (Insurance)	385,956
104,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,661,689
416	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	585,337
10,000	The Japan Steel Works Ltd. (Capital Goods)	65,149
99,500	The Kansai Electric Power Co., Inc. (Utilities)	1,044,963
55,300	Tohoku Electric Power Co., Inc. (Utilities)*	515,646
46,000	Tokio Marine Holdings, Inc. (Insurance)	1,281,526
159,000	TonenGeneral Sekiyu KK (Energy)	1,374,991
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	316,155
9,600	Toyota Industries Corp. (Automobiles & Components)	306,489
7,800	Toyota Motor Corp. (Automobiles & Components)	364,230
10,830	USS Co. Ltd. (Retailing)	1,127,723
18,900	West Japan Railway Co. (Transportation)	744,597

		77,298,528

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Luxembourg – 0.4%
78,939	ArcelorMittal (Materials)	$1,376,336

Netherlands – 4.0%
3,328	Akzo Nobel NV (Materials)	220,303
110,662	Delta Lloyd NV (Insurance)	1,823,012
12,286	Koninklijke DSM NV (Materials)	748,778
21,613	Koninklijke KPN NV (Telecommunication Services)	106,883
107,097	Royal Dutch Shell PLC Class A (Energy)	3,686,556
69,498	Royal Dutch Shell PLC Class B (Energy)	2,479,433
167,795	Unilever NV CVA (Food, Beverage & Tobacco)	6,420,439

		15,485,404

New Zealand – 0.0%
19,174	Fletcher Building Ltd. (Materials)	134,588

Norway – 0.8%
18,197	Gjensidige Forsikring ASA (Insurance)	261,501
64,369	Orkla ASA (Capital Goods)	564,100
63,273	Seadrill Ltd. (Energy)	2,331,098

		3,156,699

Portugal – 0.1%
343,097	Banco Espirito Santo SA (Registered) (Banks)*	408,064

Singapore – 1.5%
105,000	CapitaLand Ltd. (Real Estate)	323,202
32,000	City Developments Ltd. (Real Estate)	342,240
36,000	ComfortDelGro Corp. Ltd. (Transportation)	52,961
63,171	DBS Group Holdings Ltd. (Banks)	775,520
20,000	Fraser and Neave Ltd. (Capital Goods)	159,811
166,000	Genting Singapore PLC (Consumer Services)	190,711
122,000	Global Logistic Properties Ltd. (Real Estate)	282,151
235,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	126,465
31,000	Keppel Land Ltd. (Real Estate)	103,827
20,000	Olam International Ltd. (Food & Staples Retailing)	25,691
125,144	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,008,408
16,000	Singapore Airlines Ltd. (Transportation)	141,913
27,000	Singapore Exchange Ltd. (Diversified Financials)	156,900
101,000	Singapore Press Holdings Ltd. (Media)	334,461
248,000	Singapore Telecommunications Ltd. (Telecommunication Services)	674,815
40,000	StarHub Ltd. (Telecommunication Services)	125,288

Common Stocks – (continued)
Singapore – (continued)
33,000	United Overseas Bank Ltd. (Banks)	$541,333
24,000	UOL Group Ltd. (Real Estate)	118,365
74,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	204,298

		5,688,360

Spain – 3.2%
41,849	Abertis Infraestructuras SA (Transportation)	691,193
10,081	ACS Actividades de Construccion y Servicios SA (Capital Goods)	255,489
239,376	Banco Bilbao Vizcaya Argentaria SA (Banks)(a)	2,224,002
194,276	Banco Popular Espanol SA (Banks)	151,852
1,062,971	Banco Santander SA (Banks)(a)	8,638,775
20,730	Zardoya Otis SA (Capital Goods)	296,682

		12,257,993

Sweden – 3.1%
5,871	Atlas Copco AB Class A (Capital Goods)	162,805
6,690	Atlas Copco AB Class B (Capital Goods)	164,216
57,148	Hennes & Mauritz AB Class B (Retailing)	1,980,581
121,556	Husqvarna AB Class B (Consumer Durables & Apparel)	737,726
5,959	Kinnevik Investment AB Class B (Diversified Financials)	124,647
348,031	Ratos AB Class B (Diversified Financials)	3,351,813
27,556	Sandvik AB (Capital Goods)	442,873
50,938	Scania AB Class B (Capital Goods)	1,059,072
226,362	Securitas AB Class B (Commercial & Professional Services)	1,984,444
17,964	SKF AB Class B (Capital Goods)	454,985
7,084	Svenska Cellulosa AB Class B (Household & Personal Products)	154,025
10,841	Svenska Handelsbanken AB Class A (Banks)	389,754
34,544	Swedbank AB Class A (Banks)	678,630
3,435	Swedish Match AB (Food, Beverage & Tobacco)	115,313
21,273	Volvo AB Class B (Capital Goods)	293,336

		12,094,220

Switzerland – 9.3%
126,949	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,098,364
39,223	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	2,125,345
108,795	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	7,098,163
206,964	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	13,074,596

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
292,862	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	$2,126,042
30,632	Zurich Insurance Group AG (Insurance)*	8,208,090

		35,730,600

United Kingdom – 20.9%
26,347	Anglo American PLC (Materials)	830,540
133,955	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	6,348,091
605,543	Aviva PLC (Insurance)	3,747,067
594,990	BAE Systems PLC (Capital Goods)	3,307,067
814,834	Barclays PLC (Banks)(a)	3,539,623
263,560	BP PLC ADR (Energy)(a)	10,974,638
68,872	British Sky Broadcasting Group PLC (Media)	868,642
32,212	Burberry Group PLC (Consumer Durables & Apparel)	647,509
32,128	Capita PLC (Commercial & Professional Services)	397,003
13,339	Compass Group PLC (Consumer Services)	158,344
113,231	Eurasian Natural Resources Corp. PLC (Materials)	535,522
203,942	G4S PLC (Commercial & Professional Services)	854,516
165,393	GKN PLC (Automobiles & Components)	623,992
92,683	Hammerson PLC (REIT)	743,200
634,679	HSBC Holdings PLC (Banks)(a)	6,725,549
348,264	ICAP PLC (Diversified Financials)	1,761,048
45,824	IMI PLC (Capital Goods)	829,381
134,839	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	5,227,920
253,630	Marks & Spencer Group PLC (Retailing)	1,593,208
291,058	National Grid PLC (Utilities)	3,338,266
33,103	Pearson PLC (Media)	645,229
321,811	Resolution Ltd. (Insurance)	1,309,268
158,845	Rexam PLC (Materials)	1,136,567
126,892	Rio Tinto PLC (Materials)(a)	7,401,060
58,875	Segro PLC (REIT)	238,976
54,911	Standard Chartered PLC (Banks)	1,421,083
1,158,214	Tesco PLC (Food & Staples Retailing)	6,380,112
51,538	The Sage Group PLC (Software & Services)	247,821
125,936	TUI Travel PLC (Consumer Services)	584,375
32,113	Vedanta Resources PLC (Materials)	620,021

Common Stocks – (continued)
United Kingdom – (continued)
239,230	Vodafone Group PLC ADR (Telecommunication Services)(a)(b)	$6,026,204
330,391	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,418,587

		80,480,429

TOTAL COMMON STOCKS
(Cost $398,223,257)		$383,082,629

Preferred Stocks – 0.5%
Germany – 0.5%
19,382	Bayerische Motoren Werke AG Preference Shares (Automobiles & Components)	$1,255,548
14,294	RWE AG Preference Shares (Utilities)	540,483

TOTAL PREFERRED STOCKS
(Cost $2,149,440)		$1,796,031

Units	Description	Expiration Month	Value

Right* – 0.0%
Singapore – 0.0%
6,260	Olam International Ltd. (Food & Staples Retailing)	01/13	$—
(Cost $0)

TOTAL INVESTMENTS – 100.0%
(Cost $400,372,697)			$384,878,660

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%			(18,336)

NET ASSETS – 100.0%			$384,860,324

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR—	American Depositary Receipt
CVA—	Dutch Certification
REIT—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
FTSE 100 Index	(6)	March 2013	$(569,987)	$4,792

WRITTEN OPTIONS CONTRACTS — At December 31, 2012, the Fund had the following written options:

Call Options	Exercise Rate	Number of Contracts	Expiration Month	Value
EURO STOXX 50 Index	EUR 2,700	1,951	March 2013	$(1,272,160)
FTSE 100 Index	GBP 6,000	474	March 2013	(704,540)
Nikkei-225 Stock Average	JPY 10,000	330	March 2013	(2,418,769)
TOTAL (Premiums Received $3,138,291)		2,755		$(4,395,469)

For the year ended December 31, 2012, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2011	1,599	$3,089,731
Contracts written	11,316	14,667,115
Contracts expired	(3,903)	(3,992,654)
Contracts bought to close	(6,257)	(10,625,901)
Contracts Outstanding December 31, 2012	2,755	$3,138,291

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value

Common Stocks – 95.5%
Banks – 2.6%
3,873	BankUnited, Inc.	$94,656
15,197	Capitol Federal Financial, Inc.	177,653
2,190	M&T Bank Corp.	215,649
20,498	Ocwen Financial Corp.*	709,026
64,124	PNC Financial Services Group, Inc.	3,739,071
15,313	U.S. Bancorp	489,097
110,061	Wells Fargo & Co.	3,761,885

		9,187,037

Capital Goods – 4.0%
8,871	AGCO Corp.*	435,743
6,434	American Science & Engineering, Inc.	419,561
2,137	Armstrong World Industries, Inc.	108,410
4,733	Brady Corp. Class A	158,082
10,665	Cubic Corp.	511,600
3,417	EnerSys, Inc.*	128,582
123,937	General Electric Co.	2,601,438
10,946	GeoEye, Inc.*	336,370
7,772	Harsco Corp.	182,642
9,144	Honeywell International, Inc.	580,370
11,319	Illinois Tool Works, Inc.	688,266
8,678	Lockheed Martin Corp.	800,893
13,726	Oshkosh Corp.*	406,976
1,759	Raytheon Co.	101,248
10,408	Sauer-Danfoss, Inc.	555,475
9,368	TAL International Group, Inc.	340,808
20,126	The Boeing Co.	1,516,695
5,537	Trex Co., Inc.*	206,142
18,029	United Technologies Corp.	1,478,558
12,830	WABCO Holdings, Inc.*	836,388
21,119	Watsco, Inc.	1,581,813

		13,976,060

Commercial & Professional Services – 0.6%
4,793	ABM Industries, Inc.	95,620
11,742	ACCO Brands Corp.*	86,186
4,274	Healthcare Services Group, Inc.	99,285
12,734	Intersections, Inc.(a)	120,718
8,419	Kimball International, Inc. Class B	97,745
9,970	Manpower, Inc.	423,127
11,670	Pitney Bowes, Inc.(a)	124,169
58,295	Steelcase, Inc. Class A	742,678
7,663	The ADT Corp.	356,253

		2,145,781

Consumer Durables & Apparel – 0.8%
19,944	D.R. Horton, Inc.	394,492
257,997	Hovnanian Enterprises, Inc. Class A*	1,805,979
97	NVR, Inc.*	89,240
15,874	PulteGroup, Inc.*	288,272
43,207	Smith & Wesson Holding Corp.*(a)	364,667

		2,942,650

Consumer Services – 4.5%
5,291	Apollo Group, Inc. Class A*	110,688
110,554	Carnival Corp.	4,065,071

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
106,438	Jamba, Inc.*	$238,421
40,562	Marriott International, Inc. Class A	1,511,746
1,142	McDonald’s Corp.	100,736
12,296	Papa John’s International, Inc.*	675,542
20,307	Starbucks Corp.	1,088,861
5,307	Wyndham Worldwide Corp.	282,385
40,036	Wynn Resorts Ltd.	4,503,650
47,753	Yum! Brands, Inc.	3,170,799

		15,747,899

Diversified Financials – 6.0%
5,639	American Express Co.	324,130
196,006	Apollo Investment Corp.	1,638,610
19,244	BlackRock, Inc.	3,977,927
46,605	Cash America International, Inc.	1,848,820
8,056	Cohen & Steers, Inc.(a)	245,466
2,722	Federated Investors, Inc. Class B(a)	55,066
12,177	Greenhill & Co., Inc.	633,082
5,102	Jefferies Group, Inc.	94,744
215,611	JPMorgan Chase & Co.	9,480,416
12,073	KBW, Inc.	184,717
20,420	Moody’s Corp.	1,027,535
40,889	Morgan Stanley	781,798
9,912	PHH Corp.*	225,498
4,666	World Acceptance Corp.*(a)	347,897

		20,865,706

Energy – 11.8%
5,509	Apache Corp.	432,456
47,903	Chevron Corp.	5,180,230
83,733	ConocoPhillips	4,855,677
14,409	Contango Oil & Gas Co.	610,365
20,286	Delek US Holdings, Inc.	513,642
26,625	Devon Energy Corp.	1,385,565
133,497	Exxon Mobil Corp.	11,554,165
63,423	FX Energy, Inc.*	260,669
57,979	Hess Corp.	3,070,568
100,780	Marathon Petroleum Corp.	6,349,140
70,893	Occidental Petroleum Corp.	5,431,113
12,315	Phillips 66	653,927
29,660	Western Refining, Inc.	836,115
6,159	WPX Energy, Inc.*	91,646

		41,225,278

Food & Staples Retailing – 1.6%
78,060	CVS Caremark Corp.	3,774,201
44,471	SUPERVALU, Inc.(a)	109,843
33,706	The Pantry, Inc.*	408,854
18,337	Wal-Mart Stores, Inc.	1,251,134

		5,544,032

Food, Beverage & Tobacco – 3.6%
169,215	Archer-Daniels-Midland Co.	4,634,799
19,613	Fresh Del Monte Produce, Inc.	516,802
15,769	Lancaster Colony Corp.	1,091,057
9,928	Philip Morris International, Inc.	830,378

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
423,023	Pilgrim’s Pride Corp.*	$3,066,917
35,951	Reynolds American, Inc.	1,489,450
4,955	Sanderson Farms, Inc.	235,610
7,838	Tyson Foods, Inc. Class A	152,057
12,346	Universal Corp.	616,189

		12,633,259

Health Care Equipment & Services – 2.0%
16,711	Abbott Laboratories	1,094,570
87,799	Amedisys, Inc.*	989,495
7,146	Becton, Dickinson and Co.	558,746
53,998	Boston Scientific Corp.*	309,408
25,215	Cardinal Health, Inc.	1,038,354
4,022	DENTSPLY International, Inc.	159,311
5,754	Health Net, Inc.*	139,822
3,856	Humana, Inc.	264,637
4,615	ICU Medical, Inc.*	281,192
8,166	Magellan Health Services, Inc.*	400,134
27,757	Masimo Corp.	583,175
120,807	Skilled Healthcare Group, Inc. Class A*	769,541
5,963	WellPoint, Inc.	363,266

		6,951,651

Household & Personal Products – 1.8%
65,177	Herbalife Ltd.(a)	2,146,930
12,514	The Female Health Co.	89,851
60,473	The Procter & Gamble Co.	4,105,512

		6,342,293

Insurance – 2.8%
62,643	Berkshire Hathaway, Inc. Class B*	5,619,077
9,114	First American Financial Corp.	219,556
17,026	Marsh & McLennan Companies, Inc.	586,886
12,012	MetLife, Inc.	395,676
48,552	Prudential Financial, Inc.	2,589,278
10,305	Unum Group	214,550

		9,625,023

Materials – 4.0%
2,552	AEP Industries, Inc.*	151,155
1,413	CF Industries Holdings, Inc.	287,065
8,671	Cliffs Natural Resources, Inc.(a)	334,354
20,772	Coeur d’Alene Mines Corp.*	510,991
2,092	Compass Minerals International, Inc.	156,293
30,708	Freeport-McMoRan Copper & Gold, Inc.	1,050,214
11,796	Georgia Gulf Corp.(a)	486,939
66,437	Kraton Performance Polymers, Inc.*	1,596,481
109,676	LyondellBasell Industries NV Class A	6,261,403
21,073	Newmont Mining Corp.	978,630
5,678	OM Group, Inc.*	126,052
21,039	OMNOVA Solutions, Inc.*	147,483
46,940	Resolute Forest Products*(a)	621,486
3,801	Schnitzer Steel Industries, Inc. Class A	115,284

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
14,199	The Dow Chemical Co.	$458,912
31,769	Titanium Metals Corp.	524,506

		13,807,248

Media – 1.6%
32,131	Cablevision Systems Corp. Class A	480,037
88,050	DIRECTV*	4,416,588
16,682	DISH Network Corp. Class A	607,225
7,067	Scholastic Corp.	208,900

		5,712,750

Pharmaceuticals, Biotechnology & Life Sciences – 12.4%
38,580	Alexion Pharmaceuticals, Inc.*	3,619,190
16,914	Biogen Idec, Inc.*	2,480,776
111,623	Bristol-Myers Squibb Co.	3,637,794
9,789	Cambrex Corp.*	111,399
41,294	Celgene Corp.*	3,250,664
14,358	Eli Lilly & Co.	708,136
8,785	Forest Laboratories, Inc.*	310,286
14,088	Genomic Health, Inc.*	384,039
121,206	Johnson & Johnson	8,496,541
100,732	Merck & Co., Inc.	4,123,968
60,915	Momenta Pharmaceuticals, Inc.*	717,579
15,920	Myriad Genetics, Inc.*	433,820
239,924	PDL BioPharma, Inc.(a)	1,691,464
337,265	Pfizer, Inc.	8,458,606
16,654	Pharmacyclics, Inc.*	964,267
41,833	Pozen, Inc.*	209,583
14,856	Questcor Pharmaceuticals, Inc.(a)	396,952
51,072	Vertex Pharmaceuticals, Inc.*	2,141,960
113,855	Warner Chilcott PLC Class A	1,370,814

		43,507,838

Real Estate – 4.5%
9,535	Altisource Portfolio Solutions SA*	826,185
2,410	American Campus Communities, Inc. (REIT)	111,132
64,400	American Tower Corp. (REIT)	4,976,188
32,432	Equity Residential (REIT)	1,837,921
28,074	Extra Space Storage, Inc. (REIT)	1,021,613
21,071	Health Care REIT, Inc. (REIT)	1,291,442
5,419	Public Storage (REIT)	785,538
41,632	Rayonier, Inc. (REIT)	2,157,787
1,190	Simon Property Group, Inc. (REIT)	188,127
3,483	Taubman Centers, Inc. (REIT)	274,182
16,428	Ventas, Inc. (REIT)	1,063,235
48,193	Zillow, Inc. Class A*(a)	1,337,356

		15,870,706

Retailing – 3.5%
52,090	Express, Inc.*	786,038
7,937	Group 1 Automotive, Inc.	492,015
26,045	Guess?, Inc.	639,144
9,691	J.C. Penney Co., Inc.(a)	191,010
31,063	Liberty Interactive Corp. Class A*	611,320
50,789	Lumber Liquidators Holdings, Inc.*(a)	2,683,183

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stock – (continued)
Retailing – (continued)
1,881	Netflix, Inc.*	$174,519
5,293	Priceline.com, Inc.*	3,288,012
4,621	Ross Stores, Inc.	250,227
38,315	Select Comfort Corp.*	1,002,703
12,560	The Finish Line, Inc. Class A	237,761
19,952	The Home Depot, Inc.	1,234,031
35,566	Zumiez, Inc.*(a)	690,336

		12,280,299

Semiconductors & Semiconductor Equipment – 1.8%
19,807	Advanced Energy Industries, Inc.*	273,535
64,337	Broadcom Corp. Class A*	2,136,632
163,165	Intel Corp.	3,366,094
11,314	Micrel, Inc.	107,483
56,220	PLX Technology, Inc.*	204,078
78,808	STR Holdings, Inc.*	198,596

		6,286,418

Software & Services – 9.4%
74,952	Accenture PLC Class A	4,984,308
213,634	Activision Blizzard, Inc.	2,268,811
35,100	Aspen Technology, Inc.*	970,164
6,893	CA, Inc.	151,508
25,309	eBay, Inc.*	1,291,265
2,888	Facebook, Inc. Class A*	76,907
5,511	Google, Inc. Class A*	3,909,338
6,372	Imperva, Inc.*	200,909
16,603	International Business Machines Corp.	3,180,305
6,061	Lender Processing Services, Inc.	149,222
13,837	Mantech International Corp. Class A	358,932
11,088	Mastercard, Inc. Class A	5,447,313
180,757	Microsoft Corp.(b)	4,831,635
8,671	MicroStrategy, Inc. Class A*	809,698
7,197	Pegasystems, Inc.	163,228
18,005	QLIK Technologies, Inc.*	391,068
15,325	Sapient Corp.*	161,832
50,460	ServiceSource International, Inc.*	295,191
7,659	TeleTech Holdings, Inc.*	136,330
10,234	Travelzoo, Inc.*	194,344
13,142	VASCO Data Security International, Inc.*	107,239
32,413	VeriSign, Inc.*	1,258,273
15,779	VMware, Inc. Class A*	1,485,435

		32,823,255

Technology Hardware & Equipment – 7.8%
20,717	Apple, Inc.	11,042,783
112,671	Ciena Corp.*	1,768,935
155,114	Corning, Inc.	1,957,539
153,171	Dell, Inc.	1,551,622
28,056	EchoStar Corp. Class A*	960,076

Shares	Description	Value

Common Stock – (continued)
Technology Hardware & Equipment – (continued)
110,252	Finisar Corp.*	$1,797,108
43,063	Hewlett-Packard Co.	613,689
71,833	NetApp, Inc.*	2,409,997
132,529	Power-One, Inc.*	544,694
54,556	QUALCOMM, Inc.	3,383,514
19,522	Western Digital Corp.	829,490
47,623	Xyratex Ltd.(a)	400,509

		27,259,956

Telecommunication Services – 1.5%
121,234	AT&T, Inc.(b)	4,086,798
12,415	CenturyLink, Inc.	485,640
13,802	Verizon Communications, Inc.	597,213

		5,169,651

Transportation – 3.6%
3,440	Allegiant Travel Co.	252,530
12,840	Arkansas Best Corp.	122,622
7,030	C.H. Robinson Worldwide, Inc.	444,437
15,259	CSX Corp.	301,060
2,506	Expeditors International of Washington, Inc.	99,112
27,922	Hawaiian Holdings, Inc.*	183,448
67,516	Heartland Express, Inc.	882,434
51,198	Hertz Global Holdings, Inc.*	832,992
38,307	Norfolk Southern Corp.	2,368,905
30,188	Republic Airways Holdings, Inc.*	171,468
61,416	SkyWest, Inc.	765,243
133,534	U.S. Airways Group, Inc.*	1,802,709
9,028	Union Pacific Corp.	1,135,000
34,578	United Parcel Service, Inc. Class B	2,549,436
31,233	Werner Enterprises, Inc.	676,819

		12,588,215

Utilities – 3.3%
103,817	Ameren Corp.	3,189,258
69,193	Consolidated Edison, Inc.	3,842,979
17,060	Dynegy, Inc.*	326,358
29,704	El Paso Electric Co.	947,855
16,685	Entergy Corp.	1,063,669
2,151	Pinnacle West Capital Corp.	109,658
2,316	Southwest Gas Corp.	98,221
6,013	TECO Energy, Inc.	100,778
43,364	The Southern Co.	1,856,413

		11,535,189

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $337,839,694)		$334,028,194

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d)– 3.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
11,054,335	0.132%	$11,054,335
(Cost $11,054,335)

TOTAL INVESTMENTS – 98.7%
(Cost $348,894,029)		$345,082,529

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		4,569,714

NET ASSETS – 100.0%		$349,652,243

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	17	March 2013	$1,439,220	$21,067
S&P 500 E-mini Index	204	March 2013	14,485,020	91,793
TOTAL				$112,860

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value

Common Stocks – 99.4%
Australia – 9.0%
81,686	Adelaide Brighton Ltd. (Materials)	$267,488
34,067	Alumina Ltd. (Materials)	32,695
60,230	Australia & New Zealand Banking Group Ltd. (Banks)	1,586,248
147,528	AWE Ltd. (Energy)*	189,058
24,695	BHP Billiton Ltd. (Materials)	964,104
25,599	Charter Hall Group (REIT)	87,663
71,666	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,007,146
311,307	Commonwealth Property Office Fund (REIT)	331,646
77,666	CSR Ltd. (Capital Goods)	159,202
59,683	Emeco Holdings Ltd. (Capital Goods)	38,669
151,653	GPT Group (REIT)	583,741
15,136	GUD Holdings Ltd. (Consumer Durables & Apparel)	136,777
7,206	Iluka Resources Ltd. (Materials)	69,638
134,542	Insurance Australia Group Ltd. (Insurance)	662,666
44,365	Linc Energy Ltd. (Energy)*	55,577
54,119	National Australia Bank Ltd. (Banks)	1,423,497
41,181	New Hope Corp. Ltd. (Energy)	181,006
9,643	Newcrest Mining Ltd. (Materials)	225,576
88,192	NIB Holdings Ltd. (Insurance)	184,590
17,255	NRW Holdings Ltd. (Capital Goods)	34,515
19,939	Origin Energy Ltd. (Energy)	245,104
77,223	OZ Minerals Ltd. (Materials)	548,406
14,538	Ramsay Health Care Ltd. (Health Care Equipment & Services)	414,657
10,324	RCR Tomlinson Ltd. (Capital Goods)	20,092
62,799	RHG Ltd. (Banks)	29,346
17,850	Rio Tinto Ltd. (Materials)	1,255,016
38,687	Sonic Healthcare Ltd. (Health Care Equipment & Services)	540,018
10,899	Troy Resources Ltd. (Materials)	41,400
60,253	Westpac Banking Corp. (Banks)	1,650,920
15,503	Woodside Petroleum Ltd. (Energy)	552,450
955	Woolworths Ltd. (Food & Staples Retailing)	29,298

		13,548,209

Austria – 0.2%
3,837	Oesterreichische Post AG (Transportation)	158,210
1,688	Raiffeisen Bank International AG (Banks)	70,219

		228,429

Belgium – 0.6%
3,408	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	296,784
15,013	Delhaize Group SA (Food & Staples Retailing)	604,706

		901,490

Common Stocks – (continued)
Bermuda – 0.6%
67,212	Aquarius Platinum Ltd. (Materials)*	$59,711
66,411	Catlin Group Ltd. (Insurance)	546,407
29,495	Hiscox Ltd. (Insurance)	219,580

		825,698

China – 0.2%
285,000	Evergrande Real Estate Group Ltd. (Real Estate)	160,757
174,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	85,350
125,500	Soho China Ltd. (Real Estate)	102,049

		348,156

Denmark – 1.1%
7,352	Carlsberg A/S Class B (Food, Beverage & Tobacco)	724,293
11,475	Chr. Hansen Holding A/S (Materials)	373,704
13,918	GN Store Nord A/S (Health Care Equipment & Services)	202,270
1,720	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	280,079

		1,580,346

Finland – 1.0%
18,535	Metso Oyj (Capital Goods)	791,292
134,603	Nokia Oyj (Technology Hardware & Equipment)(a)	531,912
2,077	Outotec Oyj (Capital Goods)	117,342
7,407	Pohjola Bank PLC Class A (Diversified Financials)	110,909

		1,551,455

France – 10.4%
44,294	BNP Paribas SA (Banks)	2,521,658
13,071	Compagnie de Saint-Gobain (Capital Goods)	561,319
2,111	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	202,274
10,269	Credit Agricole SA (Banks)*	83,631
10,557	Danone SA (Food, Beverage & Tobacco)	697,704
703	Esso S.A.F. (Energy)	50,099
3,711	Fonciere Des Regions (REIT)	312,292
72,582	France Telecom SA (Telecommunication Services)	805,211
3,407	Hermes International (Consumer Durables & Apparel)	1,018,594
47,668	Legrand SA (Capital Goods)	2,022,842
4,968	Mercialys SA (REIT)	112,828
895	Remy Cointreau SA (Food, Beverage & Tobacco)	97,733
24,451	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,318,685
5,699	Schneider Electric SA (Capital Goods)	417,399

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
31,933	Total SA (Energy)	$1,661,566
3,246	Valeo SA (Automobiles & Components)	163,046
27,104	Veolia Environnement SA (Utilities)	328,583
46,513	Vinci SA (Capital Goods)	2,239,467

		15,614,931

Germany – 6.9%
3,465	Aareal Bank AG (Banks)*	72,561
14,189	Axel Springer AG (Media)	607,429
9,248	BASF SE (Materials)	874,490
21,961	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,094,240
4,397	Bayerische Motoren Werke AG (Automobiles & Components)	427,876
10,094	Beiersdorf AG (Household & Personal Products)	826,503
8,158	Continental AG (Automobiles & Components)	950,842
12,841	Daimler AG (Registered) (Automobiles & Components)	706,968
27,254	Deutsche Bank AG (Registered) (Diversified Financials)	1,199,034
3,702	Deutsche Post AG (Registered) (Transportation)	81,538
14,755	Deutsche Telekom AG (Registered) (Telecommunication Services)	167,955
56,360	E.ON SE (Utilities)	1,057,089
2,551	HeidelbergCement AG (Materials)	156,100
706	Henkel AG & Co. KGaA (Household & Personal Products)	48,453
1,028	K+S AG (Registered) (Materials)	47,744
12,897	SAP AG (Software & Services)	1,037,082

		10,355,904

Hong Kong – 3.0%
158,600	AIA Group Ltd. (Insurance)	629,061
92,000	BOC Hong Kong Holdings Ltd. (Banks)	289,412
153,000	Champion REIT (REIT)	73,587
4,000	Cheung Kong Holdings Ltd. (Real Estate)	62,238
72,000	CLP Holdings Ltd. (Utilities)	604,932
41,482	Esprit Holdings Ltd. (Retailing)	58,818
40,000	First Pacific Co. Ltd. (Diversified Financials)	44,173
3,000	Guoco Group Ltd. (Diversified Financials)	36,342
19,600	Hang Seng Bank Ltd. (Banks)	302,564
69,000	Hutchison Port Holdings Trust Class U (Transportation)	55,226
33,000	Hutchison Whampoa Ltd. (Capital Goods)	349,699
800	Jardine Matheson Holdings Ltd. (Capital Goods)	49,917
81,000	Lee & Man Paper Manufacturing Ltd. (Materials)	52,046

Common Stocks – (continued)
Hong Kong – (continued)
8,000	Li & Fung Ltd. (Retailing)	$14,436
75,600	MGM China Holdings Ltd. (Consumer Services)	139,243
4,000	MTR Corp. Ltd. (Transportation)	15,850
107,798	Noble Group Ltd. (Capital Goods)	104,146
14,500	Shimao Property Holdings Ltd. (Real Estate)	27,991
111,000	SJM Holdings Ltd. (Consumer Services)	261,967
2,081	Sun Hung Kai Properties Ltd. (Real Estate)	31,559
41,000	Swire Pacific Ltd. Class A (Real Estate)	512,866
24,000	The Wharf Holdings Ltd. (Real Estate)	191,273
73,000	Wheelock & Co. Ltd. (Real Estate)	372,380
95,200	Wynn Macau Ltd. (Consumer Services)*	262,150
20,000	Yuexiu Real Estate Investment (REIT)	9,564

		4,551,440

Israel – 0.5%
6,666	Bank Hapoalim B.M. (Banks)*	28,600
29,349	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	33,995
1,356	Israel Chemicals Ltd. (Materials)	16,330
514	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	31,838
11,247	Mizrahi Tefahot Bank Ltd. (Banks)*	116,640
360	NICE Systems Ltd. ADR (Software & Services)*	12,053
13,775	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	514,359
91	The Israel Corp. Ltd. (Materials)	59,858

		813,673

Italy – 2.2%
223,192	Banca Carige SpA (Banks)(a)	228,654
53,039	Banca Popolare di Sondrio Scarl (Banks)	307,895
13,225	Credito Emiliano SpA (Banks)	72,138
5,037	Danieli & C. Officine Meccaniche SpA (Capital Goods)	145,326
9,350	De’Longhi SpA (Consumer Durables & Apparel)	134,363
433,131	Enel SpA (Utilities)	1,801,600
105,143	Intesa Sanpaolo SpA (Banks)	168,904
18,973	Lottomatica Group SpA (Consumer Services)	433,507

		3,292,387

Japan – 20.1%
16,700	AEON Credit Service Co. Ltd. (Diversified Financials)	337,916
9,000	Aichi Steel Corp. (Materials)	42,335
11,700	Aisin Seiki Co. Ltd. (Automobiles & Components)	365,357

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
9,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	$119,092
3,400	Alfresa Holdings Corp. (Health Care Equipment & Services)	132,897
26,800	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	162,241
21,000	Amada Co. Ltd. (Capital Goods)	136,648
85,000	Aozora Bank Ltd. (Banks)	261,351
1,500	Arnest One Corp. (Consumer Durables & Apparel)	24,571
147,000	Asahi Glass Co. Ltd. (Capital Goods)	1,073,334
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	74,525
23,000	Bando Chemical Industries Ltd. (Capital Goods)	77,283
13,000	Chino Corp. (Technology Hardware & Equipment)	30,638
10,500	Chubu Electric Power Co., Inc. (Utilities)	140,120
41,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	816,837
24,000	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	368,453
30,000	Denki Kagaku Kogyo KK (Materials)	102,714
7	Dr. Ci:Labo Co. Ltd. (Household & Personal Products)	21,892
9,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	413,254
13,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	163,934
47,400	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	953,681
49,000	Fujitsu Ltd. (Technology Hardware & Equipment)	205,505
12,600	Heiwa Real Estate Co. Ltd. (Real Estate)	172,434
1,400	HIS Co. Ltd. (Consumer Services)	47,413
1,300	Hitachi Capital Corp. (Diversified Financials)	26,815
14,000	Hitachi Ltd. (Technology Hardware & Equipment)	82,383
3,500	Hokuriku Electric Power Co. (Utilities)	41,537
32,200	Honda Motor Co. Ltd. (Automobiles & Components)	1,192,515
2,100	Idemitsu Kosan Co. Ltd. (Energy)	182,991
212	Inpex Corp. (Energy)	1,133,852
151,000	Isuzu Motors Ltd. (Automobiles & Components)	901,081
30,700	Japan Airlines Co. Ltd. (Transportation)*	1,319,597
35,200	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	994,378
2,000	JGC Corp. (Capital Goods)	62,323
46,000	Kawasaki Kisen Kaisha Ltd. (Transportation)*	70,638

Common Stocks – (continued)
Japan – (continued)
3,000	KDDI Corp. (Telecommunication Services)	$212,092
4,000	Keisei Electric Railway Co. Ltd. (Transportation)	33,755
59,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	694,194
95,000	Kobe Steel Ltd. (Materials)	121,384
5,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	35,982
10,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	98,652
6,500	Kyushu Electric Power Co., Inc. (Utilities)	74,108
6,000	Makino Milling Machine Co. Ltd. (Capital Goods)	37,287
1,000	Maruichi Steel Tube Ltd. (Materials)	23,047
45,500	Mitsubishi Chemical Holdings Corp. (Materials)	226,662
58,300	Mitsubishi Corp. (Capital Goods)	1,122,448
1,000	Mitsubishi Estate Co. Ltd. (Real Estate)	23,941
16,000	Mitsubishi Materials Corp. (Materials)	54,699
279,600	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,512,947
750	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	32,262
19,500	Mitsui & Co. Ltd. (Capital Goods)	292,283
33,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	50,912
45,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	111,092
4,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	83,819
38,300	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	496,452
5,700	Nidec Corp. (Capital Goods)	332,874
2,500	Nintendo Co. Ltd. (Software & Services)	266,943
74,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	421,355
3,000	Nippon Paint Co. Ltd. (Materials)	25,804
8,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	336,824
8,000	Nippon Thompson Co. Ltd. (Capital Goods)	35,938
29,000	Nippon Yusen Kabushiki Kaisha (Transportation)	68,261
7,400	Nomura Real Estate Holdings, Inc. (Real Estate)	141,506
53	Nomura Real Estate Office Fund, Inc. (REIT)	305,307
1,500	Nomura Research Institute Ltd. (Software & Services)	31,246
23,000	NSK Ltd. (Capital Goods)	163,660
260	NTT DoCoMo, Inc. (Telecommunication Services)	374,795

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$42,257
10,000	Pacific Metals Co. Ltd. (Materials)	47,387
4,900	Rakuten, Inc. (Retailing)	38,212
6,200	Riken Keiki Co. Ltd. (Technology Hardware & Equipment)	38,031
124,200	Round One Corp. (Consumer Services)	712,707
11,000	Ryobi Ltd. (Capital Goods)	29,847
30,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	261,711
3,000	Shikoku Electric Power Co., Inc. (Utilities)	47,860
2,100	Shimamura Co. Ltd. (Retailing)	204,069
49,700	Shiseido Co. Ltd. (Household & Personal Products)	701,538
11,200	Softbank Corp. (Telecommunication Services)	410,382
16,000	Sumitomo Chemical Co. Ltd. (Materials)	50,423
71,900	Sumitomo Corp. (Capital Goods)	922,463
68,500	Sumitomo Electric Industries Ltd. (Capital Goods)	791,779
48,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	230,041
33,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,224,719
202,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	711,708
25,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	91,046
8,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	38,720
1,900	Suzuki Motor Corp. (Automobiles & Components)	49,720
14,200	T&D Holdings, Inc. (Insurance)	172,889
4,600	Takara Leben Co. Ltd. (Real Estate)	50,058
15,000	Tanseisha Co. Ltd. (Commercial & Professional Services)	56,695
39,000	Teijin Ltd. (Materials)	97,124
3,500	The Chugoku Electric Power Co., Inc. (Utilities)	55,077
112	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	157,591
12,500	The Kansai Electric Power Co., Inc. (Utilities)	131,277
46,000	The Nishi-Nippon City Bank Ltd. (Banks)	114,142
5,100	Tohoku Electric Power Co., Inc. (Utilities)*	47,555
6,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	318,237
3,000	Topre Corp. (Automobiles & Components)	27,457
62,000	Tosoh Corp. (Materials)	149,173

Common Stocks – (continued)
Japan – (continued)
35,400	Toyota Motor Corp. (Automobiles & Components)	$1,653,044
3,400	Tv Tokyo Holdings Corp. (Media)	36,436
2,500	West Japan Railway Co. (Transportation)	98,492
1,390	Yamada Denki Co. Ltd. (Retailing)	53,725
6,000	YASKAWA Electric Corp. (Technology Hardware & Equipment)	57,900

		30,016,558

Luxembourg – 2.0%
27,186	ArcelorMittal (Materials)	474,000
2,795	Oriflame Cosmetics SA SDR (Household & Personal Products)	89,394
86,197	SES SA FDR (Media)	2,482,536

		3,045,930

Netherlands – 2.2%
9,959	ASML Holding NV (Semiconductors & Semiconductor Equipment)	638,707
8,877	BinckBank NV (Diversified Financials)	73,236
2,789	Heineken NV (Food, Beverage & Tobacco)	186,984
37,548	ING Groep NV CVA (Diversified Financials)*	356,630
97,863	Koninklijke Ahold NV (Food & Staples Retailing)	1,312,245
12,478	Koninklijke Philips Electronics NV (Capital Goods)	330,420
7,620	Royal Dutch Shell PLC Class A (Energy)	263,157
2,722	Unilever NV CVA (Food, Beverage & Tobacco)	104,153

		3,265,532

Norway – 4.1%
2,013	Aker ASA Class A (Diversified Financials)	77,474
9,427	DNB ASA (Banks)	120,493
47,005	Gjensidige Forsikring ASA (Insurance)	675,489
25,010	Norsk Hydro ASA (Materials)	126,939
15,073	Petroleum Geo-Services ASA (Energy)	262,532
43,770	Pronova BioPharma ASA (Pharmaceuticals, Biotechnology & Life Sciences)	97,262
81,809	Statoil ASA (Energy)	2,061,965
172,000	STX OSV Holdings Ltd. (Capital Goods)	186,201
33,635	Telenor ASA (Telecommunication Services)	684,870
36,076	Yara International ASA (Materials)	1,798,700

		6,091,925

Singapore – 1.7%
10,181	AIMS AMP Capital Industrial REIT (REIT)	12,488

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
73,000	CapitaCommercial Trust (REIT)	$101,304
20,000	Cityspring Infrastructure Trust (Utilities)	7,221
51,000	ComfortDelGro Corp. Ltd. (Transportation)	75,027
57,596	DBS Group Holdings Ltd. (Banks)	707,078
90,000	Fortune Real Estate Investment Trust (REIT)	74,446
1,000	Fraser and Neave Ltd. (Capital Goods)	7,991
15,000	Genting Singapore PLC (Consumer Services)	17,233
13,000	GuocoLeisure Ltd. (Consumer Services)	7,040
10,000	Guthrie GTS Ltd. (Capital Goods)	5,455
21,000	Ho Bee Investment Ltd. (Real Estate)	33,138
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	119,489
7,000	Keppel Corp. Ltd. (Capital Goods)	63,921
8,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	64,464
2,000	Overseas Union Enterprise Ltd. (Consumer Services)	4,586
14,000	Singapore Airlines Ltd. (Transportation)	124,174
134,000	Singapore Telecommunications Ltd. (Telecommunication Services)	364,618
24,000	Suntec Real Estate Investment Trust (REIT)	33,066
8,000	United Overseas Bank Ltd. (Banks)	131,232
81,000	UOL Group Ltd. (Real Estate)	399,483
3,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	19,891
40,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	110,431

		2,483,776

Spain – 3.3%
15,625	Abertis Infraestructuras SA (Transportation)	258,068
2,482	ACS Actividades de Construccion y Servicios SA (Capital Goods)	62,903
57,580	Amadeus IT Holding SA Class A (Software & Services)	1,455,127
258,163	Banco Santander SA (Banks)	2,098,093
19,143	Endesa SA (Utilities)	426,834
32,854	Repsol SA (Energy)	670,639

		4,971,664

Sweden – 1.9%
51,893	Boliden AB (Materials)	986,019
17,258	Hennes & Mauritz AB Class B (Retailing)	598,111
4,851	Kinnevik Investment AB Class B (Diversified Financials)	101,471
1,803	Lundbergforetagen AB Class B (Diversified Financials)	63,986
42,458	Nordea Bank AB (Banks)	408,400
3,303	Oresund Investment AB (Diversified Financials)*	52,164

Common Stocks – (continued)
Sweden – (continued)
2,974	Scania AB Class B (Capital Goods)	$61,834
40,705	Trelleborg AB Class B (Capital Goods)	509,070

		2,781,055

Switzerland – 6.6%
10,346	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	495,065
320	Bucher Industries AG (Registered) (Capital Goods)	63,306
565	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	362,524
62,752	GAM Holding AG (Diversified Financials)*	853,862
14,665	Nestle SA (Registered) (Food, Beverage & Tobacco)	956,796
9,353	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	590,860
75,899	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	864,364
6,137	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,240,786
21,675	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	157,350
46,989	Swiss Re AG (Insurance)*	3,406,647
983	Syngenta AG (Registered) (Materials)	397,119
29,510	Xstrata PLC (Materials)	515,121

		9,903,800

United Kingdom – 21.8%
16,828	Aberdeen Asset Management PLC (Diversified Financials)	101,261
4,294	Admiral Group PLC (Insurance)	81,794
35,475	AMEC PLC (Energy)	586,436
9,490	Amlin PLC (Insurance)	58,996
15,267	Anglo American PLC (Materials)	481,264
15,837	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	750,511
383,511	Barclays PLC (Banks)	1,665,964
172,283	Barratt Developments PLC (Consumer Durables & Apparel)*	588,425
50,037	BG Group PLC (Energy)	834,608
40,552	BHP Billiton PLC (Materials)	1,430,411
6,399	Bodycote PLC (Capital Goods)	47,849
7,361	BP PLC ADR (Energy)	306,512
45,335	British American Tobacco PLC (Food, Beverage & Tobacco)	2,304,603
100,245	Centamin PLC (Materials)*	65,336
15,099	Cobham PLC (Capital Goods)	54,863
19,289	Diageo PLC (Food, Beverage & Tobacco)	561,824
96,486	easyJet PLC (Transportation)	1,213,579
89,804	Eurasian Natural Resources Corp. PLC (Materials)	424,725

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2012

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
8,264	Firstgroup PLC (Transportation)	$28,529
70,029	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,044,161
28,244	Hammerson PLC (REIT)	226,481
52,210	Hansteen Holdings PLC (REIT)	68,517
69,708	Home Retail Group PLC (Retailing)(a)	145,452
241,577	HSBC Holdings PLC (Banks)	2,559,937
30,387	IMI PLC (Capital Goods)	549,982
36,860	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,429,120
78,106	Intermediate Capital Group PLC (Diversified Financials)	407,794
141,972	Ladbrokes PLC (Consumer Services)	461,039
40,839	Lancashire Holdings Ltd. (Insurance)	519,974
4,069	Land Securities Group PLC (REIT)	54,285
93,620	Lavendon Group PLC (Capital Goods)	210,806
33,753	Mondi PLC (Materials)	372,564
10,838	Morgan Crucible Co. PLC (Capital Goods)	48,549
39,185	National Grid PLC (Utilities)	449,429
9,667	Next PLC (Retailing)	586,811
60,958	Petrofac Ltd. (Energy)	1,629,160
439	Randgold Resources Ltd. (Materials)	43,429
18,038	Rio Tinto PLC (Materials)	1,052,078
1,773	SABMiller PLC (Food, Beverage & Tobacco)	82,287
10,131	Segro PLC (REIT)	41,122
33,494	Standard Chartered PLC (Banks)	866,816
20,035	Tate & Lyle PLC (Food, Beverage & Tobacco)	247,877
25,052	Tetragon Financial Group Ltd. (Diversified Financials)	243,008
83,520	TUI Travel PLC (Consumer Services)	387,554
76,527	Tullow Oil PLC (Energy)	1,595,390
11,870	Unilever PLC (Food, Beverage & Tobacco)	461,398
130,611	Vodafone Group PLC ADR (Telecommunication Services)	3,290,091

		32,662,601

United States – 0.0%
3,525	Sims Metal Management Ltd. (Materials)	34,832

TOTAL COMMON STOCKS
(Cost $147,418,995)		$148,869,791

Investment Companies – 0.1%
Australia – 0.0%
8,391	Challenger Infrastructure Fund Class A	$653

Switzerland – 0.1%
1,843	HBM Healthcare Investments AG Class A*	93,495

TOTAL INVESTMENT COMPANIES
(Cost $92,836)		$94,148

Preferred Stocks – 0.9%
Germany – 0.9%
14,758	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	$1,214,156
4,580	ProSiebenSat.1 Media AG Preference Shares (Media)	130,456

TOTAL PREFERRED STOCKS
(Cost $1,240,579)		$1,344,612

Units	Description	Expiration Month	Value
Right* – 0.0%
Spain – 0.0%
32,854	Repsol SA (Energy)	01/13	$20,035
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $148,752,410)			$150,328,586

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.8%
Goldman Sachs Financial Square Money Market Fund — FST Shares
1,198,865	0.132%	$1,198,865
(Cost $1,198,865)

TOTAL INVESTMENTS – 101.2%
(Cost $149,951,275)		$151,527,451

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(1,820,603)

NET ASSETS – 100.0%		$149,706,848

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

Investment Abbreviations:
ADR	— American Depositary Receipt
CVA	— Dutch Certification
FDR	— Fiduciary Depositary Receipt
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	49	March 2013	$1,691,318	$(13,702)
TSE TOPIX Index	7	March 2013	696,081	25,928
TOTAL				$12,226

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At December 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London)	CHF/USD	01/07/13	$278,816	$(446)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2012

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,125,165,075, $400,372,697, $337,839,694 and $148,752,410)(a)	$1,101,669,622	$384,878,660	$334,028,194	$150,328,586
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	11,054,335	1,198,865
Cash	11,032,819	162,621	15,926,655	—
Foreign currencies, at value (cost $0, $803,871, $0 and $974,191)	—	793,839	—	982,996
Receivables:
Fund shares sold	5,886,209	450,725	1,801,204	422,000
Dividends	1,696,324	407,731	203,268	185,857
Foreign tax reclaims	1,080	466,622	—	113,960
Investments sold	—	3,134,806	17,223,717	6,327,141
Futures variation margin	—	1,964	338,021	—
Securities lending income	—	—	16,841	4,196
Reimbursement from investment adviser	—	14,723	21,566	33,334
Total assets	1,120,286,054	390,311,691	380,613,801	159,596,935

Liabilities:
Payables:
Written options, at value (premiums received $8,772,729, $3,138,291, $0 and $0)	8,527,750	4,395,469	—	—
Fund shares redeemed	5,289,771	703,860	2,516,619	1,837,106
Amounts owed to affiliates	828,397	283,390	221,682	116,839
Futures variation margin	97,470	—	—	5,758
Investments purchased	—	—	16,977,351	4,600,828
Payable upon return of securities loaned	—	—	11,054,335	1,198,865
Due to custodian	—	—	—	2,041,064
Unrealized loss on forward foreign currency exchange contracts	—	—	—	446
Accrued expenses and other liabilities	69,420	68,648	191,571	89,181
Total liabilities	14,812,808	5,451,367	30,961,558	9,890,087

Net Assets:
Paid-in capital	1,125,825,778	410,983,898	347,259,308	182,037,815
Undistributed (distributions in excess of) net investment income	377,494	(117,898)	71,214	(306,157)
Accumulated net realized gain (loss)	2,500,292	(9,282,502)	6,020,361	(33,630,400)
Net unrealized gain (loss)	(23,230,318)	(16,723,174)	(3,698,640)	1,605,590
NET ASSETS	$1,105,473,246	$384,860,324	$349,652,243	$149,706,848
Net Assets:
Class A	$145,184,454	$14,951,742	$35,889,585	$15,383,659
Class B	—	—	583,682	—
Class C	45,243,355	1,639,959	8,228,306	31,976
Institutional	895,258,292	366,135,558	304,435,081	134,290,004
Service	—	—	39,804	—
Class IR	19,787,145	2,133,065	475,785	1,209
Total Net Assets	$1,105,473,246	$384,860,324	$349,652,243	$149,706,848
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	15,118,365	2,044,419	3,152,998	2,017,540
Class B	—	—	52,824	—
Class C	4,718,262	229,518	751,577	4,233
Institutional	93,429,171	50,758,613	26,387,821	17,694,266
Service	—	—	3,475	—
Class IR	2,062,525	296,153	41,194	158
Net asset value, offering and redemption price per share:(b)
Class A	$9.60	$7.31	$11.38	$7.62
Class B	—	—	11.05	—
Class C	9.59	7.15	10.95	7.55
Institutional	9.58	7.21	11.54	7.59
Service	—	—	11.46	—
Class IR	9.59	7.20	11.55	7.66

(a)	Includes loaned securities having a market value of $11,176,621 and $1,089,670 for the Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds is $10.16, $7.74, $12.04 and $8.06, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2012

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $46,530, $1,052,810, $44,983 and $322,079)	$39,125,668	$14,600,257	$7,319,256	$5,025,907
Interest	—	4,325	—	—
Securities lending income — affiliated issuer	—	—	241,605	144,754
Total investment income	39,125,668	14,604,582	7,560,861	5,170,661

Expenses:
Management fees	7,947,116	2,948,829	2,278,049	1,225,388
Transfer Agent fees(a)	697,813	336,521	215,230	101,853
Distribution and Service fees(a)	674,184	324,246	208,818	73,793
Custody and accounting fees	95,005	171,663	61,724	206,047
Printing and mailing costs	92,288	36,130	40,743	35,380
Registration fees	82,634	48,980	69,452	50,496
Professional fees	80,043	100,318	73,943	96,943
Trustee fees	17,615	15,643	15,562	15,132
Service share fees — Service Plan	—	—	97	—
Service share fees — Shareholder Administration Plan	—	—	97	—
Other	23,543	11,048	11,043	6,846
Total expenses	9,710,241	3,993,378	2,974,758	1,811,878
Less — expense reductions	(58,733)	(191,737)	(431,254)	(449,779)
Net expenses	9,651,508	3,801,641	2,543,504	1,362,099
NET INVESTMENT INCOME	29,474,160	10,802,941	5,017,357	3,808,562

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments (includes payment by affiliate relating to certain investment transactions of $709,713 for the Structured Tax-Managed Equity Fund)	65,216,603	973,725	52,279,604	16,852,316
Futures contracts	7,365,281	(278,045)	1,034,408	669,720
Forward foreign currency exchange contracts	—	—	—	(25,156)
Foreign currency transactions	—	(180,928)	—	171,770
Written options	(18,919,440)	(8,748,644)	—	—
Net change in unrealized gain (loss) on:
Investments	11,326,919	45,812,022	(10,333,768)	2,680,009
Futures contracts	(1,134,010)	67,765	28,322	(57,684)
Forward foreign currency exchange contracts	—	—	—	(446)
Foreign currency translation	—	60,975	—	(35,455)
Written options	2,524,696	(754,708)	—	—
Net realized and unrealized gain	66,380,049	36,952,162	43,008,566	20,255,074
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,854,209	$47,755,103	$48,025,923	$24,063,636

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$332,819	$—	$341,365	$252,945	$—	$64,860	$354,961	$—	$25,047
International Equity Dividend and Premium	308,605	—	15,641	234,542	—	2,972	94,716	—	4,291
Structured Tax-Managed Equity	117,627	7,443	83,748	89,397	1,414	15,912	107,478	15	1,014
Structured International Tax-Managed Equity	73,578	—	215	55,920	—	41	45,882	—	10

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income	$29,474,160	$13,284,144
Net realized gain (loss)	53,662,444	57,946,168
Net change in unrealized gain (loss)	12,717,605	(39,096,864)
Net increase (decrease) in net assets resulting from operations	95,854,209	32,133,448

Distributions to shareholders:
From net investment income
Class A Shares	(3,355,936)	(984,531)
Class B Shares	—	—
Class C Shares	(658,283)	(183,459)
Institutional Shares	(25,086,206)	(13,404,374)
Service Shares	—	—
Class IR Shares	(431,612)	(10,870)
From net realized gains
Class A Shares	(7,111,148)	(1,734,528)
Class C Shares	(2,239,420)	(429,956)
Institutional Shares	(46,453,558)	(16,786,388)
Class IR Shares	(976,489)	(17,446)
Total distributions to shareholders	(86,312,652)	(33,551,552)

From share transactions:
Proceeds from sales of shares	575,881,173	433,976,555
Reinvestment of distributions	74,352,894	28,446,394
Cost of shares redeemed	(331,796,812)	(139,506,635)
Net increase (decrease) in net assets resulting from share transactions	318,437,255	322,916,314
TOTAL INCREASE (DECREASE)	327,978,812	321,498,210

Net assets:
Beginning of year	777,494,434	455,996,224
End of year	$1,105,473,246	$777,494,434
Undistributed (distributions in excess of) net investment income	$377,494	$435,371

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		Structured Tax-Managed Equity Fund		Structured International Tax-Managed Equity Fund
For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

$10,802,941	$9,391,764	$5,017,357	$3,734,542	$3,808,562	$4,370,279
(8,233,892)	19,425,290	53,314,012	24,826,176	17,668,650	21,180,122
45,186,054	(76,319,786)	(10,305,446)	(19,826,325)	2,586,424	(48,122,324)
47,755,103	(47,502,732)	48,025,923	8,734,393	24,063,636	(22,571,923)

(4,158,788)	(5,792,943)	(434,347)	(449,162)	(453,626)	(1,212,372)
—	—	(1,336)	(1,697)	—	—
(31,554)	(32,511)	(36,625)	(23,948)	(679)	(413)
(6,410,718)	(4,224,385)	(4,463,846)	(3,381,300)	(3,919,930)	(3,365,439)
—	—	(416)	(311)	—	—
(70,292)	(166)	(6,583)	(16)	(24)	(33)

(117,731)	(9,660,352)	—	—	—	—
(12,980)	(76,476)	—	—	—	—
(2,941,344)	(6,254,691)	—	—	—	—
(16,476)	(1,806)	—	—	—	—
(13,759,883)	(26,043,330)	(4,943,153)	(3,856,434)	(4,374,259)	(4,578,257)

349,510,707	212,956,436	95,171,403	92,300,453	47,480,065	65,285,477
13,353,842	25,568,327	4,905,467	3,818,158	4,371,275	4,574,927
(301,902,751)	(132,417,462)	(81,030,747)	(117,208,378)	(63,856,394)	(62,170,343)
60,961,798	106,107,301	19,046,123	(21,089,767)	(12,005,054)	7,690,061
94,957,018	32,561,239	62,128,893	(16,211,808)	7,684,323	(19,460,119)

289,903,306	257,342,067	287,523,350	303,735,158	142,022,525	161,482,644
$384,860,324	$289,903,306	$349,652,243	$287,523,350	$149,706,848	$142,022,525
$(117,898)	$(358,473)	$71,214	$1,053	$(306,157)	$(127,049)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$9.39	$0.25		$0.71	$0.96	$(0.24)	$(0.51)	$(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(d)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(d)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(d)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(d)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(e)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(e)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(e)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(e)	1.30	1.41	(0.09)	—	(0.09)
2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	(0.16)
2008 - A	10.34	0.19		(3.46)	(3.27)	(0.19)	(0.02)	(0.21)
2008 - C	10.35	0.12		(3.46)	(3.34)	(0.12)	(0.02)	(0.14)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)	(0.23)	(0.02)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.56% of average net assets.
(f)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.60	10.30%	$145,184	1.21%		1.22%		2.48%		67%
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(d)	90
9.38	4.03	17,378	1.99		2.00		1.14	(d)	90
9.37	5.31	688,194	0.84		0.85		2.29	(d)	90
9.38	5.05	1,425	0.99		1.00		2.20	(d)	90
9.38	15.07	37,112	1.24		1.26		1.84	(e)	140
9.38	14.32	10,851	1.99		2.01		1.52	(e)	140
9.36	15.53	408,032	0.84		0.86		2.95	(e)	140
9.38	17.53	1	0.99	(f)	1.01	(f)	4.04	(e)(f)	140
8.29	23.03	139,340	1.24		1.30		1.85		125
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125
6.86	(31.86)	115,172	1.24		1.29		2.12		61
6.87	(32.36)	8,577	1.99		2.04		1.37		61
6.85	(31.65)	75,190	0.84		0.89		2.62		61

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$6.60	$0.16		$0.78	$0.94	$(0.17)	$(0.06)	$—	$(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	—	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	—	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	—	(0.25)
2011 - A	8.17	0.21	(c)	(1.20)	(0.99)	(0.23)	(0.35)	—	(0.58)
2011 - C	8.02	0.16	(c)	(1.19)	(1.03)	(0.17)	(0.35)	—	(0.52)
2011 - Institutional	8.07	0.24	(c)	(1.18)	(0.94)	(0.26)	(0.35)	—	(0.61)
2011 - IR	8.06	0.24	(c)	(1.18)	(0.94)	(0.25)	(0.35)	—	(0.60)
2010 - A	7.86	0.16	(d)	0.41	0.57	(0.14)	(0.12)	—	(0.26)
2010 - C	7.73	0.10	(d)	0.41	0.51	(0.10)	(0.12)	—	(0.22)
2010 - Institutional	7.76	0.18	(d)	0.42	0.60	(0.17)	(0.12)	—	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(d)	1.10	1.14	(0.04)	(0.12)	—	(0.16)
2009 - A	6.36	0.09	(d)	1.53	1.62	(0.12)	—	—	(0.12)
2009 - C	6.28	0.02	(d)	1.52	1.54	(0.09)	—	—	(0.09)
2009 - Institutional	6.30	0.14	(d)	1.47	1.61	(0.15)	—	—	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.18	(d)	(3.55)	(3.37)	(0.21)	—	(0.06)	(0.27)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(d)	(3.66)	(3.51)	(0.15)	—	(0.06)	(0.21)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(d)	(3.73)	(3.42)	(0.22)	—	(0.06)	(0.28)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.31	14.48%	$14,952	1.30%		1.37%		3.51%		60%
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(c)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(c)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(c)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(c)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(e)	1.20	(e)	1.48	(e)	41
7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

6.36	(34.60)	9,673	1.30	(e)	3.50	(e)	2.71	(e)	130
6.28	(35.82)	23	2.05	(e)	4.25	(e)	2.20	(e)	130
6.30	(34.98)	12,275	0.90	(e)	3.10	(e)	4.05	(e)	130

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$9.94	$0.12		$1.44	(d)	$1.56	$(0.12)
2012 - B	9.64	0.04		1.39	(d)	1.43	(0.02)
2012 - C	9.57	0.05		1.38	(d)	1.43	(0.05)
2012 - Institutional	10.08	0.18		1.46	(d)	1.64	(0.18)
2012 - Service	10.01	0.12		1.45	(d)	1.57	(0.12)
2012 - IR	10.09	0.16		1.46	(d)	1.62	(0.16)
2011 - A	9.73	0.09	(e)	0.20		0.29	(0.08)
2011 - B	9.44	0.01	(e)	0.21		0.22	(0.02)
2011 - C	9.39	0.01	(e)	0.20		0.21	(0.03)
2011 - Institutional	9.89	0.13	(e)	0.21		0.34	(0.15)
2011 - Service	9.81	0.07	(e)	0.22		0.29	(0.09)
2011 - IR	9.89	0.10	(e)	0.23		0.33	(0.13)
2010 - A	8.64	0.08		1.08		1.16	(0.07)
2010 - B	8.38	0.01		1.05		1.06	—
2010 - C	8.33	0.01		1.05		1.06	—
2010 - Institutional	8.78	0.11		1.11		1.22	(0.11)
2010 - Service	8.72	0.07		1.09		1.16	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78		1.81	(0.10)
2009 - A	7.20	0.09	(g)	1.45		1.54	(0.10)
2009 - B	6.97	0.04	(g)	1.39		1.43	(0.02)
2009 - C	6.94	0.04	(g)	1.39		1.43	(0.04)
2009 - Institutional	7.31	0.14	(g)	1.47		1.61	(0.14)
2009 - Service	7.26	0.09	(g)	1.46		1.55	(0.09)
2008 - A	11.50	0.08		(4.31)		(4.23)	(0.07)
2008 - B	11.10	—	(h)	(4.13)		(4.13)	—
2008 - C	11.06	0.01		(4.13)		(4.12)	—
2008 - Institutional	11.69	0.12		(4.38)		(4.26)	(0.12)
2008 - Service	11.49	0.06		(4.29)		(4.23)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%, 14.74%, 14.68%, 15.92%, 15.36%, and 15.80%, respectively.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.01% of average net assets.
(h)	Amount is less than $0.005 per share.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.38	15.69	%(d)	$35,890	1.09%		1.23%		1.13%		184%
11.05	14.95	(d)	584	1.84		1.98		0.35		184
10.95	14.89	(d)	8,228	1.84		1.97		0.44		184
11.54	16.12	(d)	304,435	0.69		0.82		1.65		184
11.46	15.56	(d)	40	1.19		1.32		1.11		184
11.55	16.01	(d)	476	0.84		0.97		1.42		184
9.94	3.02		51,064	1.09		1.24		0.85	(e)	99
9.64	2.18		895	1.84		1.99		0.12	(e)	99
9.57	2.22		7,964	1.84		1.99		0.14	(e)	99
10.08	3.43		227,070	0.69		0.84		1.31	(e)	99
10.01	2.92		36	1.19		1.34		0.72	(e)	99
10.09	3.35		494	0.84		0.99		1.01	(e)	99
9.73	13.46		91,857	1.09		1.25		0.82		200
9.44	12.65		1,539	1.84		2.00		0.08		200
9.39	12.59		9,484	1.84		2.00		0.07		200
9.89	14.04		200,795	0.69		0.85		1.22		200
9.81	13.34		59	1.19		1.35		0.69		200
9.89	22.18		1	0.84	(f)	1.00	(f)	0.97	(f)	200
8.64	21.43		90,909	1.09		1.28		1.37	(g)	352
8.38	20.48		2,259	1.84		2.03		0.62	(g)	352
8.33	20.56		10,887	1.84		2.03		0.63	(g)	352
8.78	21.90		133,016	0.69		0.88		1.88	(g)	352
8.72	21.41		48	1.19		1.38		1.28	(g)	352
7.20	(36.66)		112,426	1.09		1.27		0.81		153
6.97	(37.13)		5,169	1.84		2.02		(0.02)		153
6.94	(37.08)		13,977	1.84		2.02		0.06		153
7.31	(36.34)		67,367	0.69		0.87		1.27		153
7.26	(36.74)		55	1.19		1.37		0.57		153

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$6.65	$0.17	(c)	$0.98	$1.15	$(0.18)
2012 - C	6.64	0.11	(c)	0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19	(c)	0.98	1.17	(0.22)
2012 - IR	6.64	0.35	(c)	0.82	1.17	(0.15)
2011 - A	7.90	0.20	(c)(d)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(c)(d)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(c)(d)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(c)(d)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13	(c)	0.51	0.64	(0.14)
2010 - C	7.39	0.08	(c)	0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15	(c)	0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03	(c)	1.21	1.24	(0.16)
2009 - A	6.07	0.13	(c)	1.32	1.45	(0.12)
2009 - C	6.06	0.09	(c)	1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15	(c)	1.33	1.48	(0.15)
FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)	(0.17)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)	(0.13)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(e)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.62	17.25%	$15,384	1.26%		1.59%		2.44%		182%
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(d)	88
6.64	(13.88)	19	2.01		2.32		1.72	(d)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(d)	88
6.64	(13.11)	1	1.01		1.32		2.68	(d)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(e)	1.31	(e)	1.26	(e)	70
7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

6.07	(37.56)	71,917	1.26	(e)	1.80	(e)	2.53	(e)	243
6.06	(38.02)	8	2.01	(e)	2.55	(e)	1.83	(e)	243
6.06	(37.40)	17,652	0.86	(e)	1.40	(e)	2.05	(e)	243

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified
Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
Structured Tax-Managed Equity Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$1,101,669,622	$—		$—

Derivative Type
Assets(a)
Futures Contracts	$20,156	$—		$—
Liabilities
Written Options	$(8,527,750)	$—		$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$—		$—
Other	18,236,871	366,641,789	(b)	—

Derivative Type
Assets(a)
Futures Contracts	$4,792	$—		$—
Liabilities
Written Options	$(4,395,469)	—		$—

STRUCTURED TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$334,028,194	$—		$—
Securities Lending Reinvestment Vehicle	11,054,335	—		—
Total	$345,082,529	$—		$—

Derivative Type
Assets(a)
Futures Contracts	$112,860	$—		$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

4. INVESTMENTS IN DERIVATIVES

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$860,530	$—
Other	7,167,175	142,300,881 (b)	—
Securities Lending Reinvestment Vehicle	1,198,865	—	—
Total	$8,366,040	$143,161,411	$—

Derivative Type
Assets(a)
Futures Contracts	$25,928	$—	$—
Liabilities(a)
Forward Foreign Currency Exchange Contract	$—	$(446)	$—
Futures Contracts	(13,702)	—	—
Total	$(13,702)	$(446)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Unrealized gain on futures variation margin	$20,156	Payable for written options, at value	$(8,527,750)
International Equity Dividend and Premium	Equity	Unrealized gain on futures variation margin	4,792	Payable for written options, at value	(4,395,469)
Structured Tax-Managed Equity	Equity	Unrealized gain on futures variation margin	112,860	—	—

Structured International Tax-Managed Equity	Equity	Unrealized gain on futures variation margin	$25,928	Unrealized loss on futures variation margin	$(13,702	)(a)
	Currency	—	—	Unrealized loss on forward foreign currency exchange contract	(446)
Total			$25,928		$(14,148)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(11,554,159)	$1,390,686	3,255
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(9,026,689)	(686,943)	2,862
Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,034,408	28,322	109

Structured International Tax-Managed Equity	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$669,720	$(57,684)	65
	Currency	Net realized loss from forward foreign currency exchange contract/Net change in unrealized loss on forward foreign currency exchange contract	(25,156)	(446)	—	(b)
Total			$644,564	$(58,130)	65

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2012.
(b)	Average number of contracts is less than one.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.74%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.65	*
Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.81	*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended December 31, 2012, Goldman Sachs advised that it retained front end sales charges of approximately $76,800, $1,400 and $1,500 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium and Structured Tax-Managed Equity Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds are 0.054%, 0.054%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$—	$—	$59	$59
International Equity Dividend and Premium	—	187	5	192
Structured Tax-Managed Equity	163	259	9	431
Structured International Tax-Managed Equity	58	391	1	450

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
U.S. Equity Dividend and Premium	$697	$68	$63	$828
International Equity Dividend and Premium	264	4	15	283
Structured Tax-Managed Equity	188	16	18	222
Structured International Tax-Managed Equity	105	4	8	117

G.  Line of Credit Facility — As of December 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $6,700, $28,100, $1,700 and $5,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

On October 1, 2012, GSAM reimbursed the Structured Tax-Managed Equity Fund in the amount of $709,713 to rectify a data issue in its portfolio management decision making process.

As of December 31, 2012, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	10%	—%
International Equity Dividend and Premium	13	—
Structured Tax-Managed Equity	—	84
Structured International Tax-Managed Equity	—	80

As of December 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 26% and 100% of the Class C and Class IR Shares of the Structured International Tax-Managed Equity Fund, respectively.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2012, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$996,799,739	$682,060,101
International Equity Dividend and Premium	257,032,332	209,386,005
Structured Tax-Managed Equity	592,534,966	583,740,682
Structured International Tax-Managed Equity	256,467,676	263,248,522

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

7. SECURITIES LENDING (continued)

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2012, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2012		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Structured Tax-Managed Equity	$26,891	$91,439	$2,932,885
Structured International Tax-Managed Equity	16,088	11,373	664,395

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended December 31, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Structured Tax-Managed Equity	2,894	84,520	(76,360)	11,054	$11,054
Structured International Tax-Managed Equity	2,582	42,164	(43,547)	1,199	1,199

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Distributions paid from:
Ordinary income	$38,897,454	$13,341,796	$4,943,153	$4,374,259
Net long-term capital gains	47,415,198	418,087	—	—
Total taxable distributions	$86,312,652	$13,759,883	$4,943,153	$4,374,259

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Distributions paid from:
Ordinary income	$19,733,722	$16,193,998	$3,856,434	$4,578,257
Net long-term capital gains	13,817,830	9,849,332	—	—
Total taxable distributions	$33,551,552	$26,043,330	$3,856,434	$4,578,257

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Undistributed ordinary income — net	$1,590,327	$224,305	$71,215	$—
Undistributed long-term capital gains	2,773,940	—	6,161,036	—
Total undistributed earnings	$4,364,267	$224,305	$6,232,251	$—
Capital loss carryforwards:(1)
Expiring 2016	—	—	—	(2,082,427)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	(2,392,420)	—	—
Perpetual Short-term	—	(5,296,739)	—	—
Total capital loss carryforwards	$—	$(7,689,159)	$—	$(33,469,847)
Timing differences (Post October Loss and Straddle Loss Deferrals)	$6,273	$(326,711)	$—	$—
Unrealized gains (losses) — net	(24,723,072)	(18,332,009)	(3,839,316)	1,138,880
Total accumulated earnings (losses) — net	$(20,352,532)	$(26,123,574)	$2,392,935	$(32,330,967)

(1)	Expiration occurs on December 31 of the year indicated. The Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds utilized $47,228,694 and $16,855,733 respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

8. TAX INFORMATION (continued)

As of December 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Tax cost	$1,126,392,694	$401,880,283	$348,921,845	$150,418,431
Gross unrealized gain	41,902,672	18,799,191	15,400,602	11,039,925
Gross unrealized loss	(66,625,744)	(35,800,814)	(19,239,918)	(9,930,905)
Net unrealized security gain (loss)	$(24,723,072)	$(17,001,623)	$(3,839,316)	$1,109,020
Net unrealized gain (loss) on other investments	—	(1,330,386)	—	29,860
Net unrealized gain (loss)	$(24,723,072)	$(18,332,009)	$(3,839,316)	$1,138,880

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over-distributions, dividend redesignations and the difference in the tax treatment of foreign currency transactions, partnership investments, passive foreign investment companies and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
International Equity Dividend and Premium	$—	$(108,986)	$108,986
Structured Tax-Managed Equity	(83,840)	87,883	(4,043)
Structured International Tax-Managed Equity	(27,839)	(358,750)	386,589

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,471,135	$134,360,217	5,034,611	$47,735,466
Reinvestment of distributions	1,026,012	9,855,934	271,083	2,543,488
Shares redeemed	(6,886,184)	(68,404,056)	(1,754,202)	(16,703,785)
	7,610,963	75,812,095	3,551,492	33,575,169
Class C Shares
Shares sold	3,213,883	31,979,521	948,910	8,964,580
Reinvestment of distributions	216,786	2,070,256	47,542	446,168
Shares redeemed	(564,308)	(5,563,935)	(301,720)	(2,865,465)
	2,866,361	28,485,842	694,732	6,545,283
Institutional Shares
Shares sold	39,336,120	389,519,502	39,901,744	375,663,570
Reinvestment of distributions	6,362,691	61,034,070	2,715,856	25,428,422
Shares redeemed	(25,712,076)	(255,438,956)	(12,771,237)	(119,713,218)
	19,986,735	195,114,616	29,846,363	281,378,774
Class IR Shares
Shares sold	2,004,655	20,021,933	171,919	1,612,939
Reinvestment of distributions	145,320	1,392,634	3,022	28,316
Shares redeemed	(239,274)	(2,389,865)	(23,242)	(224,167)
	1,910,701	19,024,702	151,699	1,417,088
NET INCREASE	32,374,760	$318,437,255	34,244,286	$322,916,314

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,590,418	$67,117,434	17,114,007	$135,091,644
Reinvestment of distributions	647,277	4,266,924	2,205,555	15,375,720
Shares redeemed	(34,123,936)	(220,819,168)	(12,767,792)	(93,244,086)
	(23,886,241)	(149,434,810)	6,551,770	57,223,278
Class C Shares
Shares sold	28,724	200,563	77,101	586,048
Reinvestment of distributions	6,698	44,294	16,031	108,672
Shares redeemed	(38,279)	(246,289)	(28,074)	(200,023)
	(2,857)	(1,432)	65,058	494,697
Institutional Shares
Shares sold	42,705,998	275,961,348	9,709,686	75,989,781
Reinvestment of distributions	1,323,372	8,970,362	1,463,387	10,081,963
Shares redeemed	(11,076,408)	(75,542,019)	(5,467,904)	(38,973,338)
	32,952,962	209,389,691	5,705,169	47,098,406
Class IR Shares
Shares sold	894,625	6,231,362	201,232	1,288,963
Reinvestment of distributions	10,550	72,262	304	1,972
Shares redeemed	(810,700)	(5,295,275)	(2)	(15)
	94,475	1,008,349	201,534	1,290,920
NET INCREASE	9,158,339	$60,961,798	12,523,531	$106,107,301

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	317,155	$3,534,598	2,041,667	$20,656,520
Shares converted from Class B(a)	4,978	56,343	13,942	134,991
Reinvestment of distributions	36,190	406,774	42,185	422,268
Shares redeemed	(2,344,011)	(26,046,567)	(6,396,722)	(63,088,946)
	(1,985,688)	(22,048,852)	(4,298,928)	(41,875,167)
Class B Shares
Shares sold	155	1,652	2,179	21,438
Shares converted to Class A(a)	(5,150)	(56,343)	(14,379)	(134,991)
Reinvestment of distributions	85	923	118	1,149
Shares redeemed	(35,112)	(371,401)	(58,099)	(564,734)
	(40,022)	(425,169)	(70,181)	(677,138)
Class C Shares
Shares sold	15,165	159,600	30,513	296,816
Reinvestment of distributions	3,081	33,308	2,217	21,373
Shares redeemed	(99,031)	(1,039,097)	(210,523)	(2,026,377)
	(80,785)	(846,189)	(177,793)	(1,708,188)
Institutional Shares
Shares sold	8,201,347	91,440,764	7,003,605	70,818,719
Reinvestment of distributions	391,349	4,457,463	332,319	3,373,040
Shares redeemed	(4,736,794)	(53,441,011)	(5,108,403)	(51,492,038)
	3,855,902	42,457,216	2,227,521	22,699,721
Service Shares
Shares sold	9	100	—	—
Reinvestment of distributions	37	416	31	312
Shares redeemed	(199)	(2,101)	(2,431)	(25,951)
	(153)	(1,585)	(2,400)	(25,639)
Class IR Shares
Shares sold	3,049	34,689	49,908	506,960
Reinvestment of distributions	577	6,583	2	16
Shares redeemed	(11,427)	(130,570)	(1,039)	(10,332)
	(7,801)	(89,298)	48,871	496,644
NET INCREASE (DECREASE)	1,741,453	$19,046,123	(2,272,910)	$(21,089,767)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	793,411	$5,749,953	2,840,464	$22,472,607
Reinvestment of distributions	60,734	450,642	182,911	1,209,042
Shares redeemed	(4,973,782)	(35,206,763)	(6,490,831)	(48,739,971)
	(4,119,637)	$(29,006,168)	(3,467,456)	(25,058,322)
Class C Shares
Shares sold	1,319	9,600	2	15
Reinvestment of distributions	92	679	63	413
Shares redeemed	(91)	(606)	(159)	(1,015)
	1,320	9,673	(94)	(587)
Institutional Shares
Shares sold	5,883,620	41,704,588	5,693,236	42,812,843
Reinvestment of distributions	531,156	3,919,930	510,688	3,365,439
Shares redeemed	(3,953,046)	(28,634,393)	(1,810,186)	(13,429,345)
	2,461,730	16,990,125	4,393,738	32,748,937
Class IR Shares
Shares sold	2,135	15,924	2	12
Reinvestment of distributions	3	24	5	33
Shares redeemed	(2,135)	(14,632)	(2)	(12)
	3	1,316	5	33
NET INCREASE (DECREASE)	(1,656,584)	$(12,005,054)	926,193	$7,690,061

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Structured Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Structured International Tax-Managed Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2012 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2013

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 07/01/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Class A
Actual	$1,000	$1,035.10		$6.19	$1,000	$1,133.40		$7.08	$1,000	$1,061.30		$5.65	$1,000	$1,140.40		$6.78
Hypothetical 5% return	1,000	1,019.05	+	6.14	1,000	1,018.50	+	6.70	1,000	1,019.66	+	5.53	1,000	1,018.80	+	6.39
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,057.70		9.52	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.89	+	9.32	N/A	N/A		N/A
Class C
Actual	1,000	1,032.60		10.01	1,000	1,131.50		10.98	1,000	1,057.60		9.52	1,000	1,136.80		10.80
Hypothetical 5% return	1,000	1,015.28	+	9.93	1,000	1,014.83	+	10.38	1,000	1,015.89	+	9.32	1,000	1,015.03	+	10.18
Institutional
Actual	1,000	1,037.30		4.15	1,000	1,137.20		4.83	1,000	1,062.60		3.58	1,000	1,143.20		4.63
Hypothetical 5% return	1,000	1,021.06	+	4.12	1,000	1,020.61	+	4.57	1,000	1,021.67	+	3.51	1,000	1,020.81	+	4.37
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,060.70		6.16	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,019.15	+	6.04	N/A	N/A		N/A
Class IR
Actual	1,000	1,036.50		4.91	1,000	1,135.00		5.64	1,000	1,062.60		4.36	1,000	1,142.90		5.60
Hypothetical 5% return	1,000	1,020.31	+	4.88	1,000	1,019.86	+	5.33	1,000	1,020.91	+	4.27	1,000	1,019.91	+	5.28

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.21%	N/A	1.96%	0.81%	N/A	0.96%
International Equity Dividend and Premium	1.32	N/A	2.05	0.90	N/A	1.05
Structured Tax-Managed Equity	1.09	1.84%	1.84	0.69	1.19%	0.84
Structured International Tax-Managed Equity	1.26	N/A	2.01	0.86	N/A	1.04

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2007-Present). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2012, the Trust consisted of 96 portfolios (80 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Structured Tax-Advantaged Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2012, 98.07% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2012 tax year, the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2181 and $0.1561 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds during the year from foreign sources was 99.32% and 79.20%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Structured Tax-Managed Equity Funds to such countries was $0.0190 and $0.0080 per share, respectively.

For the fiscal year ended December 31, 2012, 88.02%, 100%, 100% and 77.46% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $47,415,198 and $418,087, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2012.

During the fiscal year ended December 31, 2012, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $9,365,417 and $2,665,876, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $742.4 billion in assets under management as of December 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 93052.MF.MED.TMPL/2/2013 TAXADVAR13/14.4K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,149,180	$3,335,592	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$726,025	$770,411	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $726,025 and $806,411 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2012. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 22, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	February 22, 2013